                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                           2-13017

Exact name of registrant as specified in charter:             Delaware Group Equity Funds II

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        Richelle S. Maestro, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      November 30

Date of reporting period:                                     November 30, 2003

Item 1.  Reports to Stockholders


                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


VALUE-EQUITY

Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE DECATUR EQUITY INCOME FUND













[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                    1
------------------------------------------------
PERFORMANCE SUMMARY                            2
------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                      3

  Statement of Operations                      5

  Statements of Changes in Net Assets          6

  Financial Highlights                         7

  Notes to Financial Statements               12
------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                15
------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                    16
------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

Portfolio                                    Delaware Decatur Equity Income Fund
  MANAGEMENT REVIEW                          December 10, 2003


Fund Manager
John B. Fields
Senior Portfolio Manager

Q: How did the Fund perform during the 12-month period ended November 30, 2003 and what drove stock market performance during the year?
A: For the 12 months ended November 30, 2003, Delaware Decatur Equity Income Fund gained +14.34% (Class A shares at net asset value with distributions reinvested). In comparison, the Fund's peer group, as measured by the Lipper Equity Income Funds Average, returned +14.85%. The Fund's benchmark, the Standard & Poor's (S&P) 500 Index rose +15.08%.

Early in the fiscal year, investors grew concerned about possible conflict in Iraq and the Middle East. In time, these concerns shifted to the economy, including the potential for deflation, or falling prices. In the face of so much uncertainty, many investors bought defensive stocks, such as utilities and real estate investment trusts (REITs), which are not expected to perform fully in line with equity markets.

The market rallied in spring and was spurred on during summer when the economic recovery showed consistent signs of strengthening. As the market rally picked up steam during the fiscal year, investors became more aggressive and began bidding up the prices of lesser-quality stocks. Research by Standard & Poor's shows that the market advance was frequently led by stocks with questionable earnings and financial health.

Q: What strategies were employed by the Fund and how did they impact performance?
A: The biggest positive influence on portfolio performance during the fiscal year was our conviction that investors were overplaying the economic and political concerns of last winter. During this period, we resisted the prevailing move toward defensive stocks. Rather, we searched for companies that in our opinion had the potential to produce surprisingly good earnings, given our belief that domestic economic growth was sustainable. Growing fear about Iraq and concerns about the economy created a host of buying opportunities in undervalued stocks. Thus, the Fund was overweighted in financials - and in particular banks, where concern for credit problems arose due in part to the possible arrival of deflation. The Fund was also significantly underweighted in the energy sector.

The biggest overall drag on performance during the fiscal year was the outperformance of small-cap stocks over large caps. In addition, the previously mentioned outperformance of lower-quality stocks with weak financials proved a challenge to dividend-oriented investors like ourselves who focus on companies exhibiting consistent, high-quality earnings.

Fund performance was also held back by a significant underweighting in technology versus the Fund's benchmark index. During the fiscal year, technology was one of the better-performing sectors. Despite the handicap, we approached the S&P 500 Index's return due to sound stock selection in other areas of the market.

Q: Please identify some stocks that contributed positively to performance.
A: Among capital goods stocks, Caterpillar and Eaton were strong performers. Both companies managed earnings well through the recent down cycle and their stocks rebounded early as business conditions improved.

Among financial stocks, MBNA and Morgan Stanley were among the Fund's top picks. We have since elected to liquidate our position in MBNA. J.P. Morgan Chase and FleetBoston Financial (Fleet) also experienced sound returns during the 12-month period. In Fleet's case, the stock further benefited in late October when Bank of America announced it would buy the company at a premium price.

In telecommunications, BCE (Bell Canada Enterprises) performed well. In utilities, the Fund had success with Public Service Enterprise Group of New Jersey, which has since been sold, and Virginia-based power company Dominion Resources.

Q: What holdings detracted from performance?
A: The Fund's negative performers this fiscal year were fairly concentrated. Pharmaceutical producers, with few new drugs coming to market, experienced pressure as product patents expired and uncertainty grew over Medicare drug pricing.

In consumer-staple stocks, Anheuser-Busch and General Mills underperformed primarily because the investment environment favored lower-quality and more volatile stocks. Fund performance was also impeded in the technology area as Microsoft and Oracle, two staple holdings, both underperformed for the fiscal year.

Delaware
  DECATUR EQUITY INCOME FUND

Fund Basics
As of November 30, 2003

-----------------------------------------------
Fund Objective:
The Fund seeks total return.

-----------------------------------------------
Total Fund Net Assets:
$1.03 billion

-----------------------------------------------
Number of Holdings:
77

-----------------------------------------------
Fund Start Date:
March 18, 1957

-----------------------------------------------
Your Fund Manager:
John B. Fields has 31 years' experience in investment management. He holds a bachelor's degree and an MBA from Ohio State University.
Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Mr. Fields is a CFA charterholder.

-----------------------------------------------
Nasdaq Symbols:
Class A  DELDX
Class B  DEIBX
Class C  DECCX

Fund Performance
Average Annual Total Returns

Through November 30, 2003         Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/18/57)
Excluding Sales Charge             +11.18%      +8.53%        0.00%     +14.34%
Including Sales Charge             +11.04%      +7.89%       -1.18%      +7.80%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge              +7.85%         --        -0.75%     +13.47%
Including Sales Charge              +7.85%         --        -1.11%      +9.47%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge              +6.33%         --        -0.75%     +13.53%
Including Sales Charge              +6.33%         --        -0.75%     +12.53%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended November 30, 2003 for Delaware Decatur Equity Income Fund's Class R shares was +7.51%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime (since 3/18/57), 10-year, five-year, and one-year periods ended November 30, 2003 for Delaware Decatur Equity Income Fund's Institutional Class were +11.23%, +8.74%, +0.25%, and +14.64%, respectively. Institutional Class shares were first made available on January 13, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to January 13, 1994 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

SEC 30-day yields for A, B, C, R, and Institutional Class shares were 1.01%, 0.39%, 0.38%, 0.78%, and 1.37%, respectively, as of November 30, 2003.

Nasdaq Institutional Class symbol:  DEDIX

Nasdaq Class R symbol:              DECRX

Performance of a $10,000 Investment
November 30, 1993 through November 30, 2003

                      Delaware Decatur
                       Equity Income
                      Fund -- Class A
                          Shares             S&P 500 Index
30-Nov-93                $ 9,425                $10,000
30-Nov-94                $ 9,371                $10,105
30-Nov-95                $12,278                $13,841
30-Nov-96                $15,282                $17,698
30-Nov-97                $19,069                $22,744
30-Nov-98                $21,363                $28,125
30-Nov-99                $20,830                $34,005
30-Nov-00                $21,397                $32,570
30-Nov-01                $21,558                $28,589
30-Nov-02                $18,725                $23,868
30-Nov-03                $21,366                $27,471

Chart assumes $10,000 invested on November 30, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                    Delaware Decatur Equity Income Fund
  OF NET ASSETS                              November 30, 2003


                                                        Number of      Market
                                                         Shares        Value
Common Stock - 98.60%
Aerospace & Defense - 2.16%
 *Boeing                                                  189,800  $  7,286,422
  Honeywell International                                 501,500    14,889,535
                                                                   ------------
                                                                     22,175,957
                                                                   ------------
Automobiles & Automotive Parts - 1.14%
 *General Motors                                          273,500    11,700,330
                                                                   ------------
                                                                     11,700,330
                                                                   ------------
Banking & Finance - 21.13%
  American Express                                        364,500    16,661,295
  Bank of America                                         224,982    16,970,392
  Charter One Financial                                   325,000    10,796,500
  Citigroup                                               270,500    12,724,320
  Comerica                                                216,100    11,269,615
  FleetBoston Financial                                   193,100     7,839,860
 *Goldman Sachs Group                                     234,800    22,559,584
  J.P. Morgan Chase                                       721,790    25,522,495
  KeyCorp                                                 546,600    15,190,014
  Mellon Financial                                        401,900    11,574,720
  Morgan Stanley                                          431,200    23,836,736
 *U.S. Bancorp                                            764,000    21,170,440
  Wells Fargo                                             370,700    21,252,231
                                                                   ------------
                                                                    217,368,202
                                                                   ------------
Cable, Media & Publishing - 1.61%
  Knight-Ridder                                           107,000     7,958,660
*+Westwood One                                            284,100     8,625,276
                                                                   ------------
                                                                     16,583,936
                                                                   ------------
Chemicals - 3.63%
  Air Products & Chemicals                                215,300    10,321,482
 *Dow Chemical                                            364,500    13,686,975
  duPont (E.I.) deNemours                                 322,600    13,374,996
                                                                   ------------
                                                                     37,383,453
                                                                   ------------
Computers & Technology - 7.52%
 +Cisco Systems                                           597,600    13,541,616
 *First Data                                              358,200    13,557,870
 +Intuit                                                  308,000    15,486,240
  Microsoft                                               532,700    13,690,390
 +Oracle                                                1,182,300    14,199,423
  Pitney Bowes                                            174,600     6,940,350
                                                                   ------------
                                                                     77,415,889
                                                                   ------------
Consumer Products - 6.25%
 *Black & Decker                                          272,800    12,655,192
  Clorox                                                  377,900    17,731,068
  Kimberly-Clark                                          151,100     8,192,642
  Newell Rubbermaid                                       449,700    10,284,639
  Procter & Gamble                                        160,500    15,446,520
                                                                   ------------
                                                                     64,310,061
                                                                   ------------
Electronics & Electrical Equipment - 5.42%
 *Eaton                                                   101,300    10,432,887
  Emerson Electric                                        188,900    11,530,456
  General Electric                                        608,300    17,439,961
  Intel                                                   489,500    16,363,985
                                                                   ------------
                                                                     55,767,289
                                                                   ------------

                                                        Number of      Market
                                                         Shares        Value
Common Stock (continued)
Energy - 7.50%
  ChevronTexaco                                           171,800  $ 12,902,180
  Exxon Mobil                                             584,226    21,131,454
  Kerr-McGee                                              336,300    14,121,237
 +Noble                                                   291,900    10,093,902
  Occidental Petroleum                                    514,200    18,860,856
                                                                   ------------
                                                                     77,109,629
                                                                   ------------
Food, Beverage & Tobacco - 7.34%
  Anheuser-Busch                                          344,100    17,831,262
  Coca Cola                                               285,200    13,261,800
 *General Mills                                           313,900    14,128,639
  Kraft Foods -- Class A                                  219,500     6,951,565
  PepsiCo                                                 484,100    23,294,892
                                                                   ------------
                                                                     75,468,158
                                                                   ------------
Healthcare & Pharmaceuticals - 9.93%
  Abbott Laboratories                                     410,200    18,130,840
  Baxter International                                    525,900    14,630,538
  Bristol-Myers Squibb                                    414,700    10,927,345
 *HCA                                                     333,000    13,956,030
*+Laboratory Corporation of America Holdings              247,300     8,932,476
  Pfizer                                                  477,000    16,003,350
  Wyeth                                                   496,400    19,558,160
                                                                   ------------
                                                                     102,138,73
                                                                   ------------
Industrial Machinery - 0.74%
  Caterpillar                                             100,600     7,650,630
                                                                   ------------
                                                                      7,650,630
                                                                   ------------
Insurance - 8.88%
  Allstate                                                 29,300     1,183,134
 *Chubb                                                   230,100    15,060,045
  Cigna                                                   273,100    14,651,815
  Marsh & McLennan                                        414,800    18,433,712
  MGIC Investment                                         138,200     7,317,690
  Prudential Financial                                    361,200    14,126,532
  XL Capital Ltd. -- Class A                              273,600    20,574,720
                                                                   ------------
                                                                     91,347,648
                                                                   ------------
Leisure, Lodging & Entertainment - 0.97%
  Starwood Hotels & Resorts Worldwide                     289,600     9,982,512
                                                                   ------------
                                                                      9,982,512
                                                                   ------------
Metals & Mining - 1.58%
  Alcoa                                                   267,900     8,789,799
 *Rio Tinto ADR                                            76,500     7,516,125
                                                                   ------------
                                                                     16,305,924
                                                                   ------------
Paper & Forest Products - 1.33%
  International Paper                                     367,118    13,660,461
                                                                   ------------
                                                                     13,660,461
                                                                   ------------
Retail - 3.36%
  Home Depot                                              388,800    14,292,288
  Limited Brands                                          563,200    10,092,544
 *TJX                                                     452,500    10,221,975
                                                                   ------------
                                                                     34,606,807
                                                                   ------------
Telecommunications - 4.01%
  Alltel                                                  211,800     9,617,838
  BCE                                                     367,400     8,218,738
  SBC Communications                                      469,064    10,919,819
  Verizon Communications                                  382,236    12,525,874
                                                                   ------------
                                                                     41,282,269
                                                                   ------------

Statement                                    Delaware Decatur Equity Income Fund
  OF NET ASSETS (CONTINUED)


                                                      Number of       Market
                                                        Shares        Value
Common Stock (continued)
Textiles, Apparel & Furniture - 0.83%
  Nike                                                  127,200  $    8,554,200
                                                                 --------------
                                                                      8,554,200
                                                                 --------------
Utilities - 3.27%
  Dominion Resources                                    127,300       7,672,371
  Exelon                                                123,300       7,622,406
  FirstEnergy                                           308,800      10,699,920
  FPL Group                                             119,600       7,600,580
                                                                 --------------
                                                                     33,595,277
                                                                 --------------
Total Common Stock (cost $890,320,500)                            1,014,407,371
                                                                 --------------

                                                    Principal
                                                      Amount
Repurchase Agreements - 1.04%
  With BNP Paribas 1.01%
    12/1/03 (dated 11/28/03, collateralized
    by $4,158,000 U.S. Treasury Notes
    6.750% due 5/15/05,
    market value $4,477,378)                     $    4,388,000       4,388,000
  With J. P. Morgan Securities 0.98%
    12/1/03 (dated 11/28/03, collateralized
    by $1,908,000 U.S. Treasury Notes
    2.250% due 7/31/04,
    market value $1,937,127)                          1,899,000       1,899,000
  With UBS Warburg 1.01%
    12/1/03 (dated 11/28/03, collateralized
    by $1,371,000 U.S. Treasury Notes
    2.000% due 11/30/04, market value
    $1,392,988, $48,000 U.S. Treasury
    Notes 5.500% due 2/15/08, market
    value $53,533, and $2,743,000
    U.S. Treasury Notes 5.625%
    due 5/15/08, market value $3,030,903)             4,388,000       4,388,000
                                                                 --------------
Total Repurchase Agreements
  (cost $10,675,000)                                                 10,675,000
                                                                 --------------
Total Market Value of Securities Before Securities
  Lending Collateral - 99.64% (cost $900,995,500)                 1,025,082,371
                                                                 --------------

Securities Lending Collateral** - 4.45 %
Short-Term Investments
  ABN AMRO Bank Chicago 1.06% 6/07/04                 1,737,757       1,737,666
  ABN AMRO Bank Tokyo 1.10% 1/13/04                     496,515         496,515
  Allied Irish Dublin 1.12% 1/20/04                   1,986,019       1,986,058
  Credit Suisse First Boston 1.60% 12/13/04           1,986,058       1,986,058
  Deutsche Bank Financial 1.071% 1/16/04              1,986,387       1,986,760
  FHLMC 1.12% 1/15/04                                 1,121,454       1,124,352
  FNMA 1.035% 1/29/04                                12,413,341      12,412,708
  General Electric Capital 1.13% 10/04/04               745,421         746,691
  Goldman Sachs Group LP
    1.193% 12/15/03                                   1,737,785       1,737,801
  HBOS Treasury Services PLC
    1.09% 12/12/03                                    1,986,041       1,986,058
  Keybank NA 1.146% 1/26/04                             993,192         993,525
  Marsh & McLennan 1.291% 6/15/04                     1,277,154       1,313,509
  Merrill Lynch Mortgage Capital
    1.163% 12/08/03                                   1,986,058       1,986,058
  Morgan Stanley Dean Witter
    1.10% 12/01/03                                    8,308,247       8,308,247
    1.22% 12/28/04                                      495,708         496,515
    1.30% 3/19/04                                     1,240,487       1,241,286

                                                    Principal         Market
                                                      Amount          Value
Securities Lending Collateral** (continued)
  Swiss Re Financial 1.103% 1/15/04              $    1,239,525  $    1,237,835
  Wachovia Bank NA 1.127% 11/15/04                    1,986,097       1,987,826
  Wilmington Trust Company 1.11% 1/22/04              1,986,018       1,986,058
                                                                 --------------
Total Securities Lending Collateral
  (cost $45,751,526)                                                 45,751,526
                                                                 --------------

Total Market Value of Securities - 104.09%
  (cost $946,747,026)                                             1,070,833,897
Obligation to Return Securities Lending
  Collateral - (4.45%)**                                            (45,751,526)
Receivables and Other Assets
  Net of Liabilities - 0.36%                                          3,653,467
                                                                 --------------
Net Assets Applicable to 63,379,872
  Shares Outstanding - 100.00%                                   $1,028,735,838
                                                                 --------------
Net Asset Value - Delaware Decatur Equity Income Fund
  Class A ($895,108,376 / 55,125,269 Shares)                             $16.24
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income Fund
  Class B ($74,018,847 / 4,583,711 Shares)                               $16.15
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income Fund
  Class C ($13,763,559 / 847,109 Shares)                                 $16.25
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income Fund
  Class R ($654,275 / 40,310 Shares)                                     $16.23
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income Fund
  Institutional Class ($45,190,781 / 2,783,473 Shares)                   $16.24
                                                                         ------

Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                             $1,046,884,123
Undistributed net investment income***                                6,128,049
Accumulated net realized loss on investments                       (148,363,205)
Net unrealized appreciation of investments                          124,086,871
                                                                 --------------
Total net assets                                                 $1,028,735,838
                                                                 ==============
  *Fully or partially on loan.
 **See Note 7 in "Notes to Financial Statements."
***Undistributed net investment income includes net realized gains on foreign currencies. Net realized gains on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
  +Non-income producing security for the year ended November 30, 2003. ++Includes $44,796,002 of securities loaned.

Summary of Abbreviations:
ADR - American Depositary Receipts
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association

Net Asset Value and Offering Price per Share -
  Delaware Decatur Equity Income Fund
Net asset value Class A (A)                                              $16.24
Sales charge (5.75% of offering price,
  or 6.10% of amount invested per share) (B)                               0.99
                                                                         ------
Offering price                                                           $17.23
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                    Delaware Decatur Equity Income Fund
  OF OPERATIONS                              Year Ended November 30, 2003

Investment Income:
  Dividends                                                                      $  24,710,251
  Interest                                                                             184,035
  Securities lending income                                                             43,633    $  24,937,919
                                                                                 -------------    -------------

Expenses:
  Management fees                                                                    6,008,284
  Distribution expenses -- Class A                                                   2,140,345
  Distribution expenses -- Class B                                                     713,151
  Distribution expenses -- Class C                                                     117,956
  Distribution expenses -- Class R                                                         508
  Dividend disbursing and transfer agent fees
    and expenses                                                                     1,862,113
  Accounting and administration expenses                                               412,722
  Reports and statements to shareholders                                               310,753
  Professional fees                                                                     92,880
  Registration fees                                                                     64,701
  Trustees' fees                                                                        39,985
  Custodian fees                                                                        32,731
  Other                                                                                237,528       12,033,657
                                                                                 -------------
  Less expenses paid indirectly                                                                         (24,431)
                                                                                                  -------------
  Total expenses                                                                                     12,009,226
                                                                                                  -------------
Net Investment Income                                                                                12,928,693
                                                                                                  -------------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
  Net realized gain (loss) on:
  Investments                                                                                        (8,143,163)
  Foreign currencies                                                                                      1,114
                                                                                                  -------------
  Net realized loss                                                                                  (8,142,049)
  Net change in unrealized appreciation/depreciation of investments                                 123,764,997
                                                                                                  -------------
Net Realized and Unrealized Gain on Investments and Foreign Currencies                              115,622,948
                                                                                                  -------------

Net Increase in Net Assets Resulting from Operations                                              $ 128,551,641
                                                                                                  =============

See accompanying notes

Statements                                   Delaware Decatur Equity Income Fund
  OF CHANGES IN NET ASSETS

                                                                                                    Year Ended
                                                                                           11/30/03            11/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                $    12,928,693    $    11,884,029
  Net realized loss on investments and foreign currencies                                   (8,142,049)       (35,928,720)
  Net change in unrealized appreciation/depreciation of investments                        123,764,997       (141,882,600)
                                                                                       ---------------    ---------------
  Net increase (decrease) in net assets resulting from operations                          128,551,641       (165,927,291)
                                                                                       ---------------    ---------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                 (6,955,180)       (13,092,548)
    Class B                                                                                    (36,646)          (483,057)
    Class C                                                                                     (5,500)           (63,835)
    Class R                                                                                        (62)                --
    Institutional Class                                                                       (353,397)          (669,240)
                                                                                       ---------------    ---------------
                                                                                            (7,350,785)       (14,308,680)
                                                                                       ---------------    ---------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                 32,982,623         29,791,366
    Class B                                                                                  8,422,733         13,761,204
    Class C                                                                                  3,775,235          3,255,581
    Class R                                                                                    647,752                 --
    Institutional Class                                                                     13,838,801          6,359,391

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                  5,931,383         11,078,372
    Class B                                                                                     32,222            421,246
    Class C                                                                                      5,093             58,791
    Class R                                                                                         60                 --
    Institutional Class                                                                        353,397            669,240
                                                                                       ---------------    ---------------
                                                                                            65,989,299         65,395,191
                                                                                       ---------------    ---------------
  Cost of shares repurchased:
    Class A                                                                               (120,101,777)      (146,002,348)
    Class B                                                                                (18,873,009)       (24,458,300)
    Class C                                                                                 (2,684,627)        (3,644,568)
    Class R                                                                                    (12,990)                --
    Institutional Class                                                                     (6,647,382)       (15,388,563)
                                                                                       ---------------    ---------------
                                                                                          (148,319,785)      (189,493,779)
                                                                                       ---------------    ---------------
Decrease in net assets derived from capital share transactions                             (82,330,486)      (124,098,588)
                                                                                       ---------------    ---------------
Net Increase (Decrease) in Net Assets                                                       38,870,370       (304,334,559)

Net Assets:
  Beginning of year                                                                        989,865,468      1,294,200,027
                                                                                       ---------------    ---------------
  End of year                                                                          $ 1,028,735,838    $   989,865,468
                                                                                       ===============    ===============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Decatur Equity Income Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $14.320     $16.730      $16.770     $17.200      $21.400

Income (loss) from investment operations:
Net investment income(1)                                        0.205       0.170        0.182       0.370        0.476
Net realized and unrealized gain (loss) on investments          1.835      (2.381)      (0.062)      0.050       (0.916)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                2.040      (2.211)       0.120       0.420       (0.440)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.120)     (0.199)      (0.160)     (0.378)      (0.540)
Net realized gain on investments                                   --          --           --      (0.472)      (3.220)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.120)     (0.199)      (0.160)     (0.850)      (3.760)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $16.240     $14.320      $16.730     $16.770      $17.200
                                                              =======     =======      =======     =======      =======

Total return(2)                                                14.34%     (13.34%)       0.75%       2.72%       (2.50%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $895,108    $870,132   $1,132,147  $1,258,738   $1,658,696
Ratio of expenses to average net assets                         1.20%       1.11%        1.07%       1.12%        1.03%
Ratio of net investment income to average net assets            1.40%       1.10%        1.06%       2.30%        2.59%
Portfolio turnover                                                77%         99%         111%         77%          92%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Decatur Equity Income Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $14.240     $16.630      $16.690     $17.120      $21.320

Income (loss) from investment operations:
Net investment income(1)                                        0.096       0.054        0.054       0.248        0.333
Net realized and unrealized gain (loss) on investments          1.821      (2.364)      (0.063)      0.059       (0.918)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.917      (2.310)      (0.009)      0.307       (0.585)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.007)     (0.080)      (0.051)     (0.265)      (0.395)
Net realized gain on investments                                   --          --           --      (0.472)      (3.220)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.007)     (0.080)      (0.051)     (0.737)      (3.615)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $16.150     $14.240      $16.630     $16.690      $17.120
                                                              =======     =======      =======     =======      =======

Total return(2)                                                13.47%     (13.96%)      (0.05%)      2.01%       (3.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $74,019     $75,707     $100,419     $99,266     $151,332
Ratio of expenses to average net assets                         1.94%       1.86%        1.82%       1.88%        1.81%
Ratio of net investment income to average net assets            0.66%       0.35%        0.31%       1.54%        1.81%
Portfolio turnover                                                77%         99%         111%         77%          92%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Decatur Equity Income Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $14.320     $16.730      $16.780     $17.220      $21.420

Income (loss) from investment operations:
Net investment income(1)                                        0.095       0.054        0.053       0.247        0.332
Net realized and unrealized gain (loss) on investments          1.842      (2.384)      (0.052)      0.050       (0.917)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.937      (2.330)       0.001       0.297       (0.585)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.007)     (0.080)      (0.051)     (0.265)      (0.395)
Net realized gain on investments                                   --          --           --      (0.472)      (3.220)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.007)     (0.080)      (0.051)     (0.737)      (3.615)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $16.250     $14.320      $16.730     $16.780      $17.220
                                                              =======     =======      =======     =======      =======

Total return(2)                                                13.53%     (14.00%)       0.02%       1.94%       (3.25%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $13,764     $11,098      $13,442     $11,372      $19,511
Ratio of expenses to average net assets                         1.94%       1.86%        1.82%       1.88%        1.81%
Ratio of net investment income to average net assets            0.66%       0.35%        0.31%       1.54%        1.81%
Portfolio turnover                                                77%         99%         111%         77%          92%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                              Delaware Decatur Equity Income Fund Class R
------------------------------------------------------------------------------------------
                                                             6/02/03(1)
                                                                 to
                                                              11/30/03
Net asset value, beginning of period                          $15.150

Income from investment operations:
Net investment income(2)                                        0.072
Net realized and unrealized gain on investments                 1.063
                                                              -------
Total from investment operations                                1.135
                                                              -------

Less dividends and distributions from:
Net investment income                                          (0.055)
                                                              -------
Total dividends and distributions                              (0.055)
                                                              -------

Net asset value, end of period                                $16.230
                                                              =======

Total return(3)                                                 7.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $654
Ratio of expenses to average net assets                         1.54%
Ratio of net investment income to average net assets            0.91%
Portfolio turnover                                                77%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Decatur Equity Income Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $14.320     $16.730      $16.770     $17.200      $21.400

Income (loss) from investment operations:
Net investment income(1)                                        0.242       0.209        0.224       0.408        0.516
Net realized and unrealized gain (loss) on investments          1.835      (2.380)      (0.065)      0.054       (0.913)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                2.077      (2.171)       0.159       0.462       (0.397)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.157)     (0.239)      (0.199)     (0.420)      (0.583)
Net realized gain on investments                                   --          --           --      (0.472)      (3.220)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.157)     (0.239)      (0.199)     (0.892)      (3.803)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $16.240     $14.320      $16.730     $16.770      $17.200
                                                              =======     =======      =======     =======      =======

Total return(2)                                                14.64%     (13.11%)       1.00%       2.99%       (2.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $45,191     $32,928      $48,192     $52,020      $89,128
Ratio of expenses to average net assets                         0.94%       0.86%        0.82%       0.88%        0.81%
Ratio of net investment income to average net assets            1.66%       1.35%        1.31%       2.54%        2.81%
Portfolio turnover                                                77%         99%         111%         77%          92%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                        Delaware Decatur Equity Income Fund
  TO FINANCIAL STATEMENTS                    November 30, 2003


Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund, and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Decatur Equity Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $23,041 for the year ended November 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2003 were approximately $1,390. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses.

At November 30, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                            $89,488
Dividend disbursing, transfer agent fees, accounting                 69,097
  and other expenses payable to DSC
Other expenses payable to DMC and affiliates                         73,954

For the year ended November 30, 2003, DDLP earned $46,696 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                        Delaware Decatur Equity Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
For the year ended November 30, 2003, the Fund made purchases of $721,056,114 and sales of $794,518,600 of investment securities other than short-term investments.

At November 30, 2003, the cost of investments for federal income tax purposes was $923,065,741. At November 30, 2003, net unrealized appreciation was $102,016,630, of which $128,184,180 related to unrealized appreciation of investments and $26,167,550 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                             Year Ended
                                                      11/30/03       11/30/02
                                                     ----------     -----------
Ordinary income                                      $7,350,785     $14,308,680

As of November 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                      $1,046,884,123
Undistributed ordinary income                           6,128,049
Capital loss carryforwards                           (126,292,964)
Unrealized appreciation of investments                102,016,630
                                                   --------------
Net assets                                         $1,028,735,838
                                                   ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $95,490,481 expires in 2008, $15,384,000 expires in 2010 and $15,418,483 expires in 2011.

5. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                       11/30/03       11/30/02
Shares sold:
  Class A                                              2,284,578      1,914,834
  Class B                                                583,138        878,134
  Class C                                                255,741        205,962
  Class R                                                 41,125             --
  Institutional Class                                    917,732        400,717

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                407,803        691,156
  Class B                                                  2,350         25,255
  Class C                                                    369          3,504
  Class R                                                      4             --
  Institutional Class                                     24,293         41,793
                                                     -----------    -----------
                                                       4,517,133      4,161,355
                                                     -----------    -----------
Shares repurchased:
  Class A                                             (8,338,255)    (9,506,340)
  Class B                                             (1,319,726)    (1,623,214)
  Class C                                               (183,907)      (237,962)
  Class R                                                   (819)            --
  Institutional Class                                   (458,715)    (1,023,411)
                                                     -----------    -----------
                                                     (10,301,422)   (12,390,927)
                                                     -----------    -----------
Net decrease                                          (5,784,289)    (8,229,572)
                                                     ===========    ===========

For the years ended November 30, 2003 and 2002, 211,325 Class B shares were converted to 209,990 Class A shares valued at $3,118,790 and 7,535 Class B shares were converted to 7,483 Class A shares valued at $104,424, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2003, or at any time during the year.

Notes                                        Delaware Decatur Equity Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2003, the market value of the securities on loan was $44,796,002, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2003, the Fund designates distributions paid during the year as follows:

        (A)                    (B)
    Long-Term               Ordinary
  Capital Gains              Income             Total             (C)
  Distributions           Distributions     Distributions      Qualifying
   (Tax Basis)            (Tax Basis)        (Tax Basis)      Dividends(1)
  -------------           -------------     -------------     ------------
       --                     100%               100%             100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended November 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $5,409,933 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II --
Delaware Decatur Equity Income Fund

We have audited the accompanying statement of net assets of Delaware Decatur Equity Income Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Decatur Equity Income Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
January 2, 2004

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During           by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street           Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee             15 Years              Board Chairman -            101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                    President/Director -
                                                                                                                 22 WR Corporation
   August 7, 1937



   John A. Fry                    Trustee(4)          2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee             10 Years        Founder/Managing Director -       101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During           by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101        Director - Andy
 2005 Market Street                                                     National Gallery of Art                   Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
                                                  August 21, 2003

   Decenber 19, 1999

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof        Senior Vice President     7 Years          Mr. Bishof has served in         101            None
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Decatur Equity Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Decatur Equity Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                        Contact Information
Jude T. Driscoll                             Joseph H. Hastings                         Investment Manager
Chairman                                     Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds         Chief Financial Officer                    Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                        Delaware International Advisers Ltd.
Board Chairman                               Richelle S. Maestro                        London, England
Citadel Construction Corporation             Senior Vice President,
King of Prussia, PA                          Chief Legal Officer and Secretary          National Distributor
                                             Delaware Investments Family of Funds       Delaware Distributors, L.P.
John H. Durham                               Philadelphia, PA                           Philadelphia, PA
Private Investor
Gwynedd Valley, PA                           Michael P. Bishof                          Shareholder Servicing, Dividend
                                             Senior Vice President and Treasurer        Disbursing and Transfer Agent
John A. Fry                                  Delaware Investments Family of Funds       Delaware Service Company, Inc.
President                                    Philadelphia, PA                           2005 Market Street
Franklin & Marshall College                                                             Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                        For Shareholders
Anthony D. Knerr                                                                        800 523-1918
Managing Director
Anthony Knerr & Associates                                                              For Securities Dealers and Financial
New York, NY                                                                            Institutions Representatives Only
                                                                                        800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                   Web site
National Gallery of Art                                                                 www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8456)                                                        Printed in the USA
AR-001 [11/03] IVES 1/04                                        J9516 EXP: 01/05

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
STRUCTURED PRODUCTS                       A member of Lincoln Financial Group(R)









Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE DIVERSIFIED VALUE FUND

















[Graphic Omitted:Logo] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS


-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                      4

   Statement of Operations                                      7

   Statements of Changes in Net Assets                          8

   Financial Highlights                                         9

   Notes to Financial Statements                               13
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 15
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     16
-----------------------------------------------------------------






    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

Portfolio                                        Delaware Diversified Value Fund
  MANAGEMENT REVIEW                              December 10, 2003


Fund Manager
J. Paul Dokas
Director of Research -- Quantitative

Q: How did the Fund and equity markets perform during the 12-month period?
A: After three challenging years, equity investors were eager for rising stock prices. The groundwork for a market rebound was laid with the Federal Reserve's policy of multiple interest rate cuts over the past three years, combined with a fiscal stimulus package in the form of tax cuts that was passed by congress in May 2003. Signs of economic strengthening emerged throughout the period and contributed to renewed confidence and optimism on the part of businesses, which began reinvesting in infrastructure and technology. Combined with ongoing consumer spending, corporate earnings improved, leading to a strong rebound in the stock markets.

For the fiscal year ended November 30, 2003, Delaware Diversified Value Fund gained +15.37% (Class A shares at net asset value with distributions reinvested), besting the +14.86% increase of the Lipper Large-Cap Value Funds Average (an average return of 429 equity value funds). The Russell 1000 Value Index, the fund's benchmark, returned +17.16% during the same period. The index holds a greater exposure to somewhat smaller companies, which performed quite well over the past 12 months and contributed to the index's measure of outperformance.

Q: Did you alter your investment philosophy or stock selection processes during the fiscal year?
A: No. Your Fund continues to maintain a very strong value orientation. Our analytical models measure the securities within a broad large-cap universe by analyzing projected future cashflows, dividends, and traditional financial statement measures such as price-to-sales and price-to-earnings ratios. We compare the current prices of these stocks with what we believe are their intrinsic values, to determine which may be considered undervalued. We also examine stocks that appear to be undergoing some dynamic change (in operations, management, competitive environment, etc.) that may result in improved fundamentals and the creation of added value for investors.

We remain fully committed to our process and are pleased with the strong absolute performance delivered to our shareholders, as well as the relative return compared with many of your Fund's large-cap value peers. We realize that the significant movements in the markets have resulted in an environment that will be more difficult to achieve similar absolute returns among value-oriented stocks. However, we believe that our disciplined process allows us to capitalize on overreactions in the markets in any environment and to create opportunities for competitive relative returns moving forward.

Q: Can you discuss some of the stocks that contributed to the Fund's performance?
A: Finance-related stocks, as well as those of consumer discretionary and healthcare companies, were among the strongest performers in your Fund over the past 12 months.

Stocks within the finance-related sector comprised almost one third of the portfolio and returned roughly 25 percent during the 12-month period. Many benefited from the low interest rate environment that contributed to the domestic economy's continued strengthening. Residential mortgage lender Countrywide Financial rose significantly during the period as a result of increased borrowing and refinancing activity. MBNA, an independent credit card lender, rebounded sharply after a very weak performance during the first quarter of 2003, and we took a measure of profits after its initial rally.

Consumer discretionary stocks benefited from the economy's strengthening and increased consumer spending. Though they represent a relatively small weighting within your Fund, these stocks were the best performing group, gaining an average 44 percent for the fiscal year. A strong residential housing market helped lift the stock price of home improvement retailer Home Depot. We took profits by liquidating Home Depot before the fiscal year-end.

Stocks in the healthcare sector represented only about five percent of the overall portfolio, but many contributed substantial returns during the fiscal year. Genentech, one of the country's largest biotech companies, performed well after receiving FDA approval on a drug developed for colon cancer patients. After its price surged, we sold the stock as it no longer met our "value" criteria.

Q: Can you address some holdings that did not perform as well during the 12-month period?
A: Within the technology sector, your Fund generated a return of close to 20 percent, but trailed the related peer component of the benchmark index. The negative relative performance was more a story of omission than of individual stock selection. Several traditionally growth-oriented companies like Corning, Lucent, and Novell had been beaten down over the past few years, with some investors even questioning the longevity of their operations. Though their stock prices were considerably cheaper than in previous years, our models did not perceive them to be good fundamental values based on financial statement measures and general business outlooks. We remained on the sidelines while these stocks rose considerably during the period.

In addition to the strong performers that the Fund did not own, some of the Fund's holdings underperformed during the 12-month period. Eastman Kodak declined, owing to an announced restructuring strategy designed to help the company compete in the digital photography market. While investors have taken a less-than-favorable view about its ability to execute, our models view Kodak as attractive based on cashflow, and we thus continue to hold a small position in the stock.

Sonoco Products, which served the Fund well during the recent market slump as a more defensive stock, failed to keep pace with the bounce back of its peers during the market run-up in the second half of the Fund's fiscal year. As the packaging and containers sector represents a small weighting of net assets, the relative underperformance of such a stock as Sonoco did not dramatically hinder overall Fund performance.

Delaware
  DIVERSIFIED VALUE FUND

Fund Basics
As of November 30, 2003

-------------------------------------------------
Fund Objectives:
The Fund seeks capital appreciation with current income as a secondary objective.

-------------------------------------------------
Total Fund Net Assets:
$42.28 million

-------------------------------------------------
Number of Holdings:
178

-------------------------------------------------
Your Fund Manager:
J. Paul Dokas leads Delaware's Structured Equity
Products Team. He earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. Mr. Dokas is also a CFA charterholder and a member of AIMR. Prior to joining Delaware Investments in 1987, he was Director of Trust Investment Management at Bell
Atlantic Corp.

-------------------------------------------------
Nasdaq Symbols:
Class A  DDVAX
Class B  DDVBX
Class C  DDVCX

Fund Performance
Average Annual Total Returns
Through November 30, 2003                Lifetime      Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                     +5.04%          +2.86%       +15.37%
Including Sales Charge                     +3.85%          +1.65%        +8.69%
--------------------------------------------------------------------------------
Class B (Est. 5/1/02)
Excluding Sales Charge                     -1.21%                       +14.50%
Including Sales Charge                     -3.22%                       +10.50%
--------------------------------------------------------------------------------
Class C (Est. 5/1/02)
Excluding Sales Charge                     -1.38%                       +14.60%
Including Sales Charge                     -1.38%                       +13.60%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. No Class R shares were made available during the periods shown.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2003 for Delaware Diversified Value Fund's Institutional Class shares were +5.12%, +2.94%, and +15.70%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Diversified Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DDVIX

Performance of a $10,000 Investment
September 15, 1998 (Fund's inception) through November 30, 2003

                             Delaware
                           Diversified
                            Value Fund             Russell 1000
                          Class A Shares            Value Index
   9/30/1998                  $9,302                  $10,000
  11/30/1998                 $10,577                  $11,277
  11/30/1999                 $11,957                  $12,458
  11/30/2000                 $12,234                  $12,760
  11/30/2001                 $11,976                  $12,358
  11/30/2002                 $10,553                  $11,171
  11/30/2003                 $12,176                  $13,089

Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 1000 Value Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. No 12b-1 fees were imposed on Class A shares for the periods between inception to April 30, 2002, and had such charges been imposed, returns would have been lower. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                        Delaware Diversified Value Fund
  OF NET ASSETS                                  November 30, 2003



                                                       Number of      Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock - 99.53%
--------------------------------------------------------------------------------
Aerospace & Defense - 2.55%
   Honeywell International                                10,400   $    308,776
   Northrop Grumman                                        2,900        268,627
   Raytheon                                                5,700        157,947
   United Technologies                                     4,000        342,800
                                                                   ------------
                                                                      1,078,150
                                                                   ------------
Automobiles & Automotive Parts - 1.91%
   General Motors                                          7,200        308,016
   Johnson Controls                                        2,400        262,656
  +Lear                                                    1,400         82,796
   Paccar                                                  1,900        152,399
                                                                   ------------
                                                                        805,867
                                                                   ------------
Banking - 13.93%
   Associated Banc-Corp                                    3,900        164,190
   Bank of America                                        16,000      1,206,880
   Bank One                                                6,800        294,848
   Charter One Financial                                   5,900        195,998
   First Tennessee National                                3,900        173,940
   FleetBoston Financial                                   7,500        304,500
   Golden West Financial                                   2,100        211,890
   GreenPoint Financial                                    4,450        151,211
   Mellon Financial                                        4,300        123,840
   National City                                           9,100        305,305
   PNC Financial Services Group                            3,200        173,952
   Union Planters                                          5,500        189,805
   US Bancorp                                             14,300        396,253
   Wachovia                                               16,000        732,000
   Washington Mutual                                      11,000        503,910
   Wells Fargo                                            13,200        756,756
                                                                   ------------
                                                                      5,885,278
                                                                   ------------
Basic Industry - 0.23%
   Cunnins                                                 2,100         97,545
                                                                   ------------
                                                                         97,545
                                                                   ------------
Basic Industry/Capital Goods - 1.00%
   Caterpillar                                             2,700        205,335
   Pentair                                                 5,000        218,000
                                                                   ------------
                                                                        423,335
                                                                   ------------
Buildings & Materials - 1.12%
   D.R. Horton                                             2,500        109,250
   KB Home                                                 3,000        206,640
   Masco                                                   5,800        157,760
                                                                   ------------
                                                                        473,650
                                                                   ------------
Business Services - 0.56%
  +Convergys                                               6,900        105,846
   Eastman Kodak                                           5,400        131,544
                                                                   ------------
                                                                        237,390
                                                                   ------------
Cable, Media & Publishing - 7.10%
  +Cablevision Systems                                     7,100        147,112
   Clear Channel Communications                            7,100        296,851
  +Comcast - Class A                                      16,500        517,770
  +General Motors-Hughes Electronics                       9,200        152,720
  +Liberty Media - Class A                                11,000        121,550
   Media General - Class A                                 1,500        100,335
  +Time Warner                                            49,700        809,116
   Viacom                                                 12,000        471,840
   Walt Disney                                            16,700        385,603
                                                                   ------------
                                                                      3,002,897
                                                                   ------------

                                                       Number of      Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Chemicals - 2.59%
   Dow Chemical                                           10,100   $    379,255
   duPont (E.I.) deNemours                                 4,700        194,862
   Engelhard                                               5,500        164,010
   Lubrizol                                                4,300        129,559
   PPG Industries                                          1,900        111,093
   Sigma-Aldrich                                           2,200        117,854
                                                                   ------------
                                                                      1,096,633
                                                                   ------------
Computers & Technology - 3.75%
   Factset Research Systems                                2,200         91,190
   Hewlett-Packard                                        31,000        672,390
   International Business Machines                         3,700        334,998
   Linear Technology                                       3,100        133,734
   Rockwell Automation                                     5,400        179,550
  +Storage Technology                                      3,100         78,120
  +Western Digital                                         7,800         97,032
                                                                   ------------
                                                                      1,587,014
                                                                   ------------
Consumer Products - 2.29%
   Clorox                                                  1,800         84,456
   Fortune Brands                                          3,000        204,960
   Gillette                                                3,300        111,309
   Kimberly-Clark                                          4,100        222,302
   Procter & Gamble                                        3,600        346,464
                                                                   ------------
                                                                        969,491
                                                                   ------------
Consumer Services - 0.54%
   Deluxe                                                  2,200         90,640
   H&R Block                                               2,500        135,725
                                                                   ------------
                                                                        226,365
                                                                   ------------
Consumer Services/Other - 0.89%
  +Cendant                                                17,000        376,720
                                                                   ------------
                                                                        376,720
                                                                   ------------
Electronics & Electrical Equipment - 0.68%
  +Energizer Holdings                                      3,700        140,193
   Koninklijke Philips Electronics                         5,200        147,784
                                                                   ------------
                                                                        287,977
                                                                   ------------
Energy - 10.16%
   Amerada Hess                                            3,600        170,532
   Anadarko Petroleum                                      5,100        229,143
   Apache                                                  1,900        136,420
   Burlington Resources                                    1,900         95,380
   ChevronTexaco                                           8,900        668,390
   ConocoPhillips                                          6,700        380,158
   Devon Energy                                            4,600        227,056
   Exxon Mobil                                            49,500      1,790,415
   Marathon Oil                                            5,400        159,894
  +Noble                                                   2,800         96,824
   Occidental Petroleum                                    6,100        223,748
   Unocal                                                  3,700        117,586
                                                                   ------------
                                                                      4,295,546
                                                                   ------------
Environmental Services - 0.54%
   Waste Management                                        7,800        229,398
                                                                   ------------
                                                                        229,398
                                                                   ------------
Farming & Agriculture - 0.26%
   Monsanto                                                4,100        111,192
                                                                   ------------
                                                                        111,192
                                                                   ------------

Statement                                        Delaware Diversified Value Fund
  OF NET ASSETS (CONTINUED)


                                                       Number of      Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Finance - 12.26%
   Bear Stearns                                            3,700   $    268,102
   Capital One Financial                                   1,000         59,720
   Citigroup                                              47,600      2,239,104
   Countrywide Financial                                   2,500        264,000
   Doral Financial                                         1,600         80,912
   Freddie Mac                                             2,500        136,050
   Goldman Sachs Group                                     3,900        374,712
   J.P. Morgan Chase                                      19,000        671,840
   Lehman Brothers Holdings                                2,900        209,409
   MBNA                                                    7,600        186,352
   Merrill Lynch                                           3,900        221,325
   Morgan Stanley                                          8,500        469,880
                                                                   ------------
                                                                      5,181,406
                                                                   ------------
Food, Beverage & Tobacco - 3.87%
   Adolph Coors - Class B                                  1,900        104,709
   Albertson's                                             7,000        148,960
   Altria Group                                            8,600        447,200
   Archer-Daniels-Midland                                 11,500        164,335
   Coca-Cola                                               1,300         60,450
   Kellogg                                                 3,900        139,503
   Kraft Foods - Class A                                   6,300        199,521
   RJ Reynolds                                             1,900        104,880
   Sara Lee                                                9,300        191,115
   Tyson Food - Class A                                    5,600         76,440
                                                                   ------------
                                                                      1,637,113
                                                                   ------------
Healthcare & Pharmaceuticals - 5.18%
   Aetna                                                   3,700        238,206
  +Anthem                                                  2,800        201,936
   Baxter International                                    5,000        139,100
   Becton Dickinson                                        3,900        156,117
   Bristol-Myers Squibb                                   12,100        318,835
   HCA                                                       700         29,337
   Hillenbrand Industries                                  2,100        120,540
  +Lincare Holdings                                        3,500        104,405
   Merck & Company                                        12,600        511,560
   Mylan Laboratories                                      4,400        111,408
  +Tenet Healthcare                                        7,900        115,419
   Wyeth                                                   3,600        141,840
                                                                   ------------
                                                                      2,188,703
                                                                   ------------
Industrial - 0.76%
   Ingersoll-Rand                                          1,700        105,978
   Textron                                                 2,700        134,568
   Tyco International                                      3,600         82,620
                                                                   ------------
                                                                        323,166
                                                                   ------------
Insurance - 6.15%
   Allstate                                                9,700        391,686
   American International Group                            6,800        394,060
   Berkley (W.R.)                                          3,300        112,695
   Marsh & McLennan                                        2,200         97,768
   MBIA                                                    2,700        156,924
   MetLife                                                 8,900        290,941
   MGIC Investment                                         2,000        105,900
   Nationwide Financial Services                           3,900        127,296
   Old Republic International                              2,800        103,768
   Principal Financial Group                               8,000        264,880
   Prudential Financial                                    7,900        308,969
   Torchmark                                               1,000         44,100
   XL Capital Limited - Class A                            2,700        203,040
                                                                   ------------
                                                                      2,602,027
                                                                   ------------

                                                       Number of      Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
   Internet Services - 0.39%
  +InterActiveCorp                                         5,000   $    164,250
                                                                   ------------
                                                                        164,250
                                                                   ------------
Leisure, Lodging & Entertainment - 1.02%
   GTECH Holdings                                          2,000         99,520
   Harley-Davidson                                         3,900        183,963
   Marriott International - Class A                        3,200        146,656
                                                                   ------------
                                                                        430,139
                                                                   ------------
Metals & Mining - 0.30%
   Alcoa                                                   3,900        127,959
                                                                   ------------
                                                                        127,959
                                                                   ------------
Packaging & Containers - 0.71%
   Bemis                                                   2,000         91,000
  +Sealed Air                                              2,200        116,094
   Sonoco Products                                         4,400         94,160
                                                                   ------------
                                                                        301,254
                                                                   ------------
Paper & Forest Products - 0.92%
   Boise Cascade                                           4,000        118,040
   International Paper                                     7,300        271,633
                                                                   ------------
                                                                        389,673
                                                                   ------------
REITs - 1.22%
   Apartment Investment & Management                       2,900         98,745
   Duke Realty                                             3,600        110,880
   Equity Office Properties Trust                          8,500        235,705
   ProLogis                                                2,300         70,150
                                                                   ------------
                                                                        515,480
                                                                   ------------
Retail - 3.63%
  +AutoNation                                              6,500        114,270
   Best Buy                                                2,200        136,400
   CBRL Group                                              1,300         53,625
   CVS                                                     6,700        250,982
   Federated Department Stores                             3,100        152,179
   Gap                                                     7,700        165,550
   Limited Brands                                          6,000        107,520
   McDonald's                                              9,300        238,359
   Nordstrom                                               3,900        134,550
  +Yum! Brands                                             5,200        179,348
                                                                   ------------
                                                                      1,532,783
                                                                   ------------
Technology/Software - 2.03%
   Adobe Systems                                           4,600        190,072
  +Electronics Arts                                        2,300        101,729
   First Data                                              3,300        124,905
  +Intuit                                                  2,800        140,784
   Microsoft                                               3,600         92,520
  +Oracle                                                 17,300        207,773
                                                                   ------------
                                                                        857,783
                                                                   ------------
Telecommunications - 5.78%
  +AT&T Wireless Services                                 24,400        183,000
   BellSouth                                              16,300        424,289
   Nokia ADR                                               7,500        134,850
   SBC Communications                                     32,000        744,960
  +Utstarcom                                               4,400        166,672
   Verizon Communications                                 24,100        789,757
                                                                   ------------
                                                                      2,443,528
                                                                   ------------

Statement                                        Delaware Diversified Value Fund
  OF NET ASSETS (CONTINUED)


                                                       Number of      Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Textiles & Apparel - 0.39%
   VF                                                      4,000     $  165,080
                                                                   ------------
                                                                        165,080
                                                                   ------------
Transportation & Shipping - 0.79%
   Delta Air Lines                                         5,700         71,478
   Union Pacific                                           4,100        261,088
                                                                   ------------
                                                                        332,566
                                                                   ------------
Utilities - 4.03%
   American Electric Power                                 6,900        191,061
   Dominion Resources                                      2,000        120,540
  +Edison International                                    8,700        177,654
   Exelon                                                  4,100        253,462
   FirstEnergy                                             5,500        190,575
   FPL Group                                               2,300        146,165
   Oneok                                                   5,900        116,879
   PPL                                                     5,000        204,400
   Public Service Enterprise Group                         3,700        151,774
   TXU                                                     6,900        152,766
                                                                   ------------
                                                                      1,705,276
                                                                   ------------
Total Common Stock (cost $37,505,250)                                42,082,634
                                                                   ------------
                                                       Principal
                                                        Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 0.23%
--------------------------------------------------------------------------------
With BNP Paribas 1.01% 12/1/03
  (dated 11/28/03, collateralized by
  $37,780 U.S. Treasury Notes 6.75%
  due 5/15/05, market value $40,684)                     $39,875         39,875
With J. P. Morgan Securities 0.98% 12/1/03
  (dated 11/28/03, collateralized by
  $17,340 U.S. Treasury Notes 2.25%
  due 7/31/04, market value $17,602)                      17,250         17,250
With UBS Warburg 1.01% 12/1/03
  (dated 11/28/03, collateralized by
  $12,460 U.S. Treasury Notes 2.00%
  due 11/30/04, market value $12,658,
  $440 U.S. Treasury Notes 5.50%
  due 2/15/08, market value $486 and
  $24,920 U.S.Treasury Notes 5.625%
  due 5/15/08, market value $27,541)                      39,875         39,875
                                                                    -----------
Total Repurchase Agreements (cost $97,000)                               97,000
                                                                    -----------

Total Market Value of Securities - 99.76%
  (cost $37,602,250)                                                 42,179,634
Receivables and Other Assets
  Net of Liabilities-- 0.24%                                            100,767
                                                                    -----------
Net Assets Applicable to 4,451,746
  Shares Outstanding-- 100.00%                                      $42,280,401
                                                                    ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value-- Delaware Diversified Value Fund
  Class A ($717,347 / 75,662 Shares)                                      $9.48
                                                                          -----
Net Asset Value-- Delaware Diversified Value Fund
  Class B ($383,145 / 40,678 Shares)                                      $9.42
                                                                          -----
Net Asset Value-- Delaware Diversified Value Fund
  Class C ($132,698 / 14,086 Shares)                                      $9.42
                                                                          -----
Net Asset Value-- Delaware Diversified Value Fund
  Institutional Class ($41,047,211 / 4,321,320 Shares)                    $9.50
                                                                          -----
Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $39,622,719
Undistributed net investment income                                     467,553
Accumulated net realized loss on investments                         (2,387,255)
Net unrealized appreciation of investments                            4,577,384
                                                                    -----------
Total net assets                                                    $42,280,401
                                                                    ===========

+Non-income producing security for the year ended November 30, 2003.

Summary of Abbreviations:
ADR -- American Depositary Receipt
REIT -- Real Estate Investment Trust

Net Asset Value and Offering Price per Share--
  Delaware Diversified Value Fund
Net asset value Class A (A)                                               $9.48
Sales charge (5.75% of offering or 6.12%
  of the amount invested per share) (B)                                    0.58
                                                                         ------
Offering price                                                           $10.06
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                        Delaware Diversified Value Fund
  OF OPERATIONS                                  Year Ended November 30, 2003


Investment Income:
  Dividends                                                                  $ 748,236
  Interest                                                                       3,615       $  751,851
                                                                             ---------       ----------
Expenses:
  Management fees                                                              213,512
  Distribution expense - Class A                                                   762
  Distribution expense - Class B                                                 1,907
  Distribution expense - Class C                                                   711
  Registration fees                                                             32,084
  Reports and statements to shareholders                                        28,073
  Accounting and administration expenses                                        14,018
  Dividend disbursing and transfer agent fees and expenses                      11,009
  Custodian fees                                                                 4,535
  Professional fees                                                              2,847
  Trustees' fees                                                                 2,412
  Other                                                                          5,692          317,562
                                                                             ---------
  Less expenses absorbed or waived                                                              (67,608)
  Less waiver of distribution expenses - Class A                                                   (127)
  Less expenses paid indirectly                                                                    (787)
                                                                                             ----------
  Total expenses                                                                                249,040
                                                                                             ----------
Net Investment Income                                                                           502,811
                                                                                             ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                             (267,031)
  Net change in unrealized appreciation/depreciation of investments                           5,422,498
                                                                                             ----------
Net Realized and Unrealized Gain on Investments                                               5,155,467
                                                                                             ----------

Net Increase in Net Assets Resulting from Operations                                         $5,658,278
                                                                                             ==========

See accompanying notes

Statements                                       Delaware Diversified Value Fund
  OF CHANGES IN NET ASSETS


                                                                                             Year Ended
                                                                                      11/30/03         11/30/02

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                               $502,811         $264,412
  Net realized loss on investments                                                    (267,031)      (1,754,945)
  Net change in unrealized appreciation/depreciation of investments                  5,422,498         (697,909)
                                                                                   -----------      -----------
  Net increase (decrease) in net assets resulting from operations                    5,658,278       (2,188,442)
                                                                                   -----------      -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                               (664)            (169)
    Class B                                                                               (496)              --
    Class C                                                                                (60)              --
    Institutional Class                                                               (280,307)        (106,073)
                                                                                   -----------      -----------
                                                                                      (281,527)        (106,242)
                                                                                   -----------      -----------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                            642,162           22,304
    Class B                                                                            366,291           12,071
    Class C                                                                            122,624           27,103
    Institutional Class                                                             19,558,554       11,505,844

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                590              169
    Class B                                                                                400               --
    Institutional Class                                                                280,307          106,073
                                                                                   -----------      -----------
                                                                                    20,970,928       11,673,564
                                                                                   -----------      -----------
  Cost of shares repurchased:
    Class A                                                                            (20,527)             (15)
    Class B                                                                            (34,406)              --
    Class C                                                                            (30,321)              --
    Institutional Class                                                             (7,339,770)         (23,912)
                                                                                   -----------      -----------
                                                                                    (7,425,024)         (23,927)
                                                                                   -----------      -----------
Increase in net assets derived from capital share transactions                      13,545,904       11,649,637
                                                                                   -----------      -----------
Net Increase in Net Assets                                                          18,922,655        9,354,953

Net Assets:
  Beginning of year                                                                 23,357,746       14,002,793
                                                                                   -----------      -----------
  End of year                                                                      $42,280,401      $23,357,746
                                                                                   ===========      ===========

Financial
  HIGHLIGHTS


Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Diversified Value Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                       11/30/03     11/30/02     11/30/01   11/30/00(1)

Net asset value, beginning of period                                     $8.300       $9.490      $10.150      $10.690

Income (loss) from investment operations:
Net investment income(2)                                                  0.110        0.113        0.116        0.125
Net realized and unrealized gain (loss) on investments                    1.151       (1.231)      (0.309)       0.092
                                                                         ------       ------      -------      -------
Total from investment operations                                          1.261       (1.118)      (0.193)       0.217
                                                                         ------       ------      -------      -------

Less dividends and distributions from:
Net investment income                                                    (0.081)      (0.072)      (0.103)      (0.070)
Net realized gain on investments                                             --           --       (0.147)      (0.687)
In excess of net realized gain on investments                                --           --       (0.217)          --
                                                                         ------       ------      -------      -------
Total dividends and distributions                                        (0.081)      (0.072)      (0.467)      (0.757)
                                                                         ------       ------      -------      -------

Net asset value, end of period                                           $9.480       $8.300       $9.490      $10.150
                                                                         ======       ======       ======      =======

Total return(3)                                                          15.37%      (11.88%)      (2.11%)       2.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $717          $42          $22          $23
Ratio of expenses to average net assets                                   1.00%        1.03%        0.75%        0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                1.26%        1.60%        1.08%        1.10%
Ratio of net investment income to average net assets                      1.29%        1.27%        1.18%        1.23%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                1.03%        0.70%        0.85%        0.88%
Portfolio turnover                                                         101%          61%         101%         130%

(1) Shares of the Delaware Diversified Value Fund Class A were initially offered on September 15, 1998. Prior to the fiscal year ended November 30, 2000, there was a balance of 1 share representing the initial seed purchase. Financial Highlights for the period ended November 30, 1999 is not presented because the data is not believed to be meaningful.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware Diversified Value Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  5/1/02(1)
                                                                                    Year Ended       to
                                                                                     11/30/03     11/30/02

Net asset value, beginning of period                                                  $8.310       $9.700

Income (loss) from investment operations:
Net investment income(2)                                                               0.044        0.030
Net realized and unrealized gain (loss) on investments                                 1.147       (1.420)
                                                                                      ------       ------
Total from investment operations                                                       1.191       (1.390)
                                                                                      ------       ------

Less dividends and distributions from:
Net investment income                                                                 (0.081)          --
                                                                                      ------       ------
Total dividends and distributions                                                     (0.081)          --
                                                                                      ------       ------

Net asset value, end of period                                                        $9.420       $8.310
                                                                                      ======       ======

Total return(3)                                                                       14.50%      (14.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                 $383          $13
Ratio of expenses to average net assets                                                1.75%        1.93%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                             1.96%        2.62%
Ratio of net investment income to average net assets                                   0.54%        0.59%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly                             0.33%       (0.10%)
Portfolio turnover                                                                      101%          61%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized. The date of commencement of operations was changed from April 30, 2002 to May 1, 2002. Prior to May 1, 2002, there was a balance of 1 share representing the initial seed purchase. Accordingly, the initial net asset value per share was changed from $9.48 to $9.70 and the total return was changed from (12.66%) to (14.33%).

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware Diversified Value Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  5/1/02(1)
                                                                                    Year Ended       to
                                                                                     11/30/03     11/30/02

Net asset value, beginning of period                                                  $8.280       $9.700

Income (loss) from investment operations:
Net investment income(2)                                                               0.044        0.032
Net realized and unrealized gain (loss) on investments                                 1.155       (1.452)
                                                                                      ------       ------
Total from investment operations                                                       1.199       (1.420)
                                                                                      ------       ------

Less dividends and distributions from:
Net investment income                                                                 (0.059)          --
                                                                                      ------       ------
Total dividends and distributions                                                     (0.059)          --
                                                                                      ------       ------

Net asset value, end of period                                                        $9.420       $8.280
                                                                                      ======       ======

Total return(3)                                                                       14.60%      (14.64%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                 $133          $27
Ratio of expenses to average net assets                                                1.75%        1.93%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                             1.96%        2.62%
Ratio of net investment income to average net assets                                   0.54%        0.59%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly                             0.33%       (0.10%)
Portfolio turnover                                                                      101%          61%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized. The date of commencement of operations was changed from April 30, 2002 to May 1, 2002. Prior to May 1, 2002, there was a balance of 1 share representing the initial seed purchase. Accordingly, the initial net asset value per share was changed from $9.48 to $9.70 and the total return was changed from (12.66%) to (14.64%).

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Diversified Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                       11/30/03     11/30/02     11/30/01     11/30/00     11/30/99

Net asset value, beginning of period                                     $8.310       $9.490      $10.150      $10.690       $9.540

Income (loss) from investment operations:
Net investment income(1)                                                  0.132        0.126        0.116        0.125        0.129
Net realized and unrealized gain (loss) on investments                    1.155       (1.234)      (0.309)       0.092        1.108
                                                                         ------       ------       ------      -------      -------
Total from investment operations                                          1.287       (1.108)      (0.193)       0.217        1.237
                                                                         ------       ------       ------      -------      -------

Less dividends and distributions from:
Net investment income                                                    (0.097)      (0.072)      (0.103)      (0.070)      (0.037)
Net realized gain on investments                                             --           --       (0.147)      (0.687)      (0.050)
In excess of net realized gain on investments                                --           --       (0.217)          --           --
                                                                         ------       ------       ------      -------      -------
Total dividends and distributions                                        (0.097)      (0.072)      (0.467)      (0.757)      (0.087)
                                                                         ------       ------       ------      -------      -------

Net asset value, end of period                                           $9.500       $8.310       $9.490      $10.150      $10.690
                                                                         ======       ======       ======      =======      =======

Total return(2)                                                          15.70%      (11.77%)      (2.11%)       2.32%       13.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $41,047      $23,276      $13,980      $15,327       $5,143
Ratio of expenses to average net assets                                   0.75%        0.87%        0.75%        0.75%        0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                0.96%        1.30%        0.78%        0.80%        1.24%
Ratio of net investment income to average net assets                      1.54%        1.43%        1.18%        1.23%        1.25%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                1.33%        1.00%        1.15%        1.18%        0.76%
Portfolio turnover                                                         101%          61%         101%         130%         111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                            Delaware Diversified Value Fund
  TO FINANCIAL STATEMENTS                        November 30, 2003


Delaware Group Equity Funds II (the "Trust") is organized as a Delaware statutory trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Diversified Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. Class R shares have not commenced operations.

The investment objective of the Fund is to achieve capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, after market trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $787 for the year ended November 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreement and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through January 31, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC provides accounting, administration, dividend disbursing, and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. DDLP has contracted to waive its fees through January 31, 2005 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

Notes                                            Delaware Diversified Value Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Management, Administration Agreement and Other Transactions with Affiliates (continued)
At November 30, 2003, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                  $22,174
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC              1,709
  Other expenses payable to DMC and affiliates*               7,034

*DMC, as part of its administrative services, pays Fund operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, custodian fees and trustees fees.

For the year ended November 30, 2003, DDLP earned $997 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2003, the Fund made purchases of $46,561,022 and sales of $32,876,331 of investment securities other than short-term investments.

At November 30, 2003, the cost of investments for federal income tax purposes was $38,439,165. At November 30, 2003, the net unrealized appreciation was $3,740,469 of which $4,808,292 related to unrealized appreciation of investments and $1,067,823 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                    2003             2002
                                                  --------         --------
  Ordinary income                                 $281,527         $106,242

As of November 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                   $39,622,719
Undistributed ordinary income                                       467,553
Capital loss carryforwards                                       (1,550,340)
Unrealized appreciation of investments                            3,740,469
                                                                -----------
Net assets                                                      $42,280,401
                                                                ===========

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:$1,550,340 expires in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                                            Year Ended
                                                       11/30/03    11/30/02
Shares sold:
  Class A                                                73,086       2,649
  Class B                                                42,941       1,518
  Class C                                                14,392       3,282
  Institutional Class                                 2,338,783   1,318,970

Shares issued upon reinvestment of dividends and distributions:
  Class A                                                    73          18
  Class B                                                    50          --
  Institutional Class                                    34,907      11,166
                                                      ---------   ---------
                                                      2,504,232   1,337,603
                                                      ---------   ---------

Shares repurchased:
  Class A                                                (2,515)         (2)
  Class B                                                (3,831)         --
  Class C                                                (3,588)         --
  Institutional Class                                  (852,729)     (3,013)
                                                      ---------   ---------
                                                       (862,663)     (3,015)
                                                      ---------   ---------
Net increase                                          1,641,569   1,334,588
                                                      =========   =========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding at November 30, 2003, or at any time during the year.

7. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2003, the Fund designates distributions paid during the year as follows:

         (A)                 (B)
      Long-Term            Ordinary
    Capital Gain            Income               Total              (C)
    Distributions        Distribution        Distributions      Qualifying(1)
     (Tax Basis)         (Tax Basis)          (Tax Basis)         Dividends
    -------------        ------------        -------------      -------------
         --                  100%                100%               100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Diversified
Value Fund

We have audited the accompanying statement of net assets of Delaware Diversified Value Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Value Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.




Ernst & Young LLP

Philadelphia, Pennsylvania
January 2, 2004

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.


                                                                                                  Number of               Other
                                                                             Principal        Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                   May 15, 2003       Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                    President/Director -
                                                                                                                 22 WR Corporation
   August 7, 1937



   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938


                                                                                                 Number of               Other
                                                                             Principal       Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)     Complex Overseen         Held by
  Address                      Held with          Length of Time               During        by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years         or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101         Director - Andy
 2005 Market Street                                                     National Gallery of Art                    Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                            Director -
                                                                                                                     Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101            None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Diversified Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                         Contact Information

Jude T. Driscoll                                Joseph H. Hastings                          Investment Manager
Chairman                                        Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds            Chief Financial Officer                     Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                            Delaware International Advisers Ltd.
Board Chairman                                  Richelle S. Maestro                         London, England
Citadel Construction Corporation                Senior Vice President,
King of Prussia, PA                             Chief Legal Officer and Secretary           National Distributor
                                                Delaware Investments Family of Funds        Delaware Distributors, L.P.
John H. Durham                                  Philadelphia, PA                            Philadelphia, PA
Private Investor
Gwynedd Valley, PA                              Michael P. Bishof                           Shareholder Servicing, Dividend
                                                Senior Vice President and Treasurer         Disbursing and Transfer Agent
John A. Fry                                     Delaware Investments Family of Funds        Delaware Service Company, Inc.
President                                       Philadelphia, PA                            2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                            For Shareholders
Anthony D. Knerr                                                                            800 523-1918
Managing Director
Anthony Knerr & Associates                                                                  For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                                                            800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                       Web site
National Gallery of Art                                                                     www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

                                                -----------------------------------------------------------------------------------
                                                A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at
                                                http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                                http://www.sec.gov.; and beginning no later than August 31, 2004, information
                                                (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
                                                (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
                                                on the Commission's website at http://www.sec.gov.
                                                -----------------------------------------------------------------------------------


(8465)                                                        Printed in the USA
AR-456 [11/03] IVES 1/04                                         J9504 EXP: 1/05

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)




VALUE-EQUITY

Annual Report 2003
--------------------------------------------------------------------------------
          DELAWARE GROWTH AND INCOME FUND



[LOGO]
POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       3

  Statement of Operations                                       5

  Statements of Changes in Net Assets                           6

  Financial Highlights                                          7

  Notes to Financial Statements                                12
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 15
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     16
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

Portfolio                                        Delaware Growth and Income Fund
  MANAGEMENT REVIEW                              December 10, 2003

Fund Managers
John B. Fields
Senior Portfolio Manager

Robert L. Arnold
Senior Portfolio Manager

Q: How did the Fund perform during its fiscal year ended November 30, 2003?
A: For the 12 months ended November 30, 2003, Delaware Growth and Income Fund gained +13.24% (Class A shares at net asset value with distributions reinvested). In comparison, the Fund's peer group, as measured by the Lipper Large-Cap Value Funds Average, returned +14.86%. The Fund's benchmark, the S&P 500 Index, rose +15.08%.

Q: What influenced the stock market's performance during the fiscal year?
A: In early 2003, the broad domestic stock market generally moved lower until March, amid uncertainty over the impending conflict with Iraq and lack of investor confidence in the economic outlook. Once the end of major combat seemed assured, investor optimism rose, and the stock market responded enthusiastically. The Federal Reserve's maintenance of low interest rates and Congress's approval in May 2003 of a huge stimulus package, including reductions in dividend income tax rates, helped stimulate the economy and set the stage for a strong market rebound that spanned to the fiscal year's conclusion.

Q: What were the main strategies used during the fiscal year and what impact did they have on Fund performance?
A: A year ago, we positioned the Fund for forthcoming economic and stock market recovery. However, we believed the market would experience volatility for a time, the likes of which can create attractive buying opportunities. In the financial services sector, we were able to acquire well-run companies at appealing prices, in our opinion. We likewise found compelling valuations among a number of healthcare companies. Our conservative style of stock investing meant we would be less heavily weighted versus our benchmarks in technology stocks. As they experienced a significant runup for much of 2003, this decision unfortunately detracted from the Fund's return potential.

Q: Which stocks performed well during the fiscal year?
A: Most of our top selections were in financial services stocks. Our top contributor to performance was MBNA, which we bought early in the fiscal year at an attractive price, in our opinion. Morgan Stanley and J.P. Morgan Chase were our second and third largest contributors to performance. Oddly, J.P. Morgan Chase had been one of the Fund's worst performers during its prior fiscal year. We believed the bank's stock had been oversold in the aftermath of Enron. We not only held onto our original position, but added to it over the fiscal year.

Outside of financial stocks, we experienced sound performance with Caterpillar, which responded to the improving economy. We acquired Boeing stock at what we thought was a distressed price, and its turnaround provided the Fund with a solid gain. We also benefited from strong stock selections in electric utilities during the 12-month period. This sector particularly benefited from the newly-enacted reduction in dividend tax rates, since utilities stocks typically pay above-average dividends.

Q: What holdings detracted from performance for the 12-month period?
A: We were disappointed with the performance of Newell Rubbermaid. We believe its senior management poorly effected the company's restructuring, in which they failed to meet their own projections for increased revenues and the liquidation of a number of business divisions. Fund performance was also inhibited with the timing of two stock liquidations - McDonald's and Sears, Roebuck. In both cases, we sold the stocks based on deteriorating company fundamentals, after which they rebounded due to specific management initiatives. McDonald's benefited from a new advertising campaign that appeared capable of lifting sales while Sears announced the sale of its credit card unit.

Delaware
  GROWTH AND INCOME FUND

Fund Basics                                Fund Performance
As of November 30, 2003                    Average Annual Total Returns
----------------------------------------   Through November 30, 2003                 Lifetime    10 Years     Five Years  One Year
Fund Objective:                            ---------------------------------------------------------------------------------------
The Fund seeks capital appreciation with   Class A (Est. 8/27/86)
current income as a secondary objective.   Excluding Sales Charge                     +9.20%      +7.61%       -2.60%      +13.24%
----------------------------------------   Including Sales Charge                     +8.83%      +6.97%       -3.75%       +6.69%
Total Fund Net Assets:                     ---------------------------------------------------------------------------------------
$ 475.94 million                           Class B (Est. 9/6/94)
----------------------------------------   Excluding Sales Charge                     +6.88%                   -3.30%      +12.43%
Number of Holdings:                        Including Sales Charge                     +6.88%                   -3.66%       +8.43%
77                                         ---------------------------------------------------------------------------------------
----------------------------------------   Class C (Est. 11/29/95)
Fund Start Date:                           Excluding Sales Charge                     +4.87%                   -3.29%      +12.54%
August 27, 1986                            Including Sales Charge                     +4.87%                   -3.29%      +11.54%
----------------------------------------   ---------------------------------------------------------------------------------------
Your Fund Managers:
John B. Fields has 31 years' experience    Returns reflect the reinvestment of all distributions and any applicable sales
in investment management. He holds a       charges as noted below. Returns and share values will fluctuate so that shares, when
bachelor's degree and an MBA from Ohio     redeemed, may be worth more or less than their original cost. Performance for Class B
State University. Before joining           and C shares, excluding sales charges, assumes either that contingent deferred sales
Delaware Investments in 1992, he was       charges did not apply or the investment was not redeemed. Past performance is not a
Director of Domestic Equity Risk           guarantee of future results.
Management at DuPont. Mr. Fields is a
CFA charterholder.                         The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and
Robert L. Arnold holds a bachelor's        service fee of 0.30%.
degree in economics from Carnegie Mellon
University and an MBA from the             Class B shares are sold with a contingent deferred sales charge that declines from 4%
University of Chicago. Before joining      to zero depending upon the period of time the shares are held. Class B shares will
Delaware Investments in 1992, he was       automatically convert to Class A shares on a quarterly basis approximately eight
involved in strategic analysis for the     years after purchase. They are also subject to an annual distribution and service fee
Office of the Chairman of Chemical         of 1%.
Banking Corporation.
----------------------------------------   Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed
Nasdaq Symbols:                            during the first 12 months. They are also subject to an annual distribution and
Class A  DEDTX                             service fee of 1%.
Class B  DEOBX
Class C  DTRCX                             The cumulative total return for the lifetime period ended November 30, 2003 for
                                           Delaware Growth and Income Fund's Class R shares was +7.46%. Class R shares were first made available on June 2, 2003 and are available for certain retirement plan products. They are also sold without a sales charges and have an annual distribution and service fee of 0.60%.

                                           The average annual total returns for the lifetime (since 8/27/86), 10-year, five-year, and one-year periods ended November 30, 2003 for Delaware Growth and
                                           Income Fund's Institutional Class shares were +9.39%, +7.92%, -2.31 %, and 13.58%, respectively. The Institutional Class shares were first made available on July 26,
                                           1993 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to
                                           July 26, 1993 is based on Class A performance adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

                                           The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                           The SEC 30-day yields for Class A, B, C, R, and Institutional Class shares were,
                                           0.86%, 0.24%, 0.24%, 0.61%, and 1.20%, respectively, as of November 30, 2003.

                                           Nasdaq Institutional Class symbol: DERIX

                                           Nasdaq Class R symbol: DEGRX

Performance of a $10,000 Investment
November 30, 1993 through November 30, 2003

-- S&P 500 Index
-- Delaware Growth and Income Fund -- Class A Shares

                       Delaware Growth
                      and Income Fund --
                        Class A Share         S&P 500 Index
Nov-93                     $ 9,425               $10,000
Nov-94                     $ 9,419               $10,105
Nov-95                     $12,686               $13,841
Nov-96                     $15,843               $17,698
Nov-97                     $19,856               $22,744
Nov-98                     $22,378               $28,125
Nov-99                     $21,932               $34,005
Nov-00                     $21,845               $32,570
Nov-01                     $21,346               $28,589
Nov-02                     $17,320               $23,868
Nov-03                     $19,613               $27,471

Chart assumes $10,000 invested on November 30, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is a composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                       Delaware Growth and Income Fund
  OF NET ASSETS                                 November 30, 2003

                                                         Number of     Market
                                                          Shares       Value
Common Stock - 97.98%
Aerospace & Defense - 2.15%
  Boeing                                                   87,700   $  3,366,803
  Honeywell International                                 231,800      6,882,142
                                                                    ------------
                                                                      10,248,945
                                                                    ------------
Automobiles & Automotive Parts - 0.98%
  General Motors                                          108,700      4,650,186
                                                                    ------------
                                                                       4,650,186
                                                                    ------------
Banking & Finance - 23.65%
  American Express                                        168,700      7,711,277
  Bank of America                                         103,448      7,803,083
  Charter One Financial                                   226,400      7,521,008
  Citigroup                                               129,400      6,086,976
 *Comerica                                                123,800      6,456,170
  FleetBoston Financial                                    89,700      3,641,820
  Goldman Sachs Group                                     110,100     10,578,408
  J.P. Morgan Chase                                       335,250     11,854,440
  KeyCorp                                                 253,900      7,055,881
  MBNA                                                    200,000      4,904,000
  Mellon Financial                                        189,900      5,469,120
  Morgan Stanley                                          232,600     12,858,127
  U.S. Bancorp                                            386,400     10,707,144
  Wells Fargo                                             172,200      9,872,226
                                                                    ------------
                                                                     112,519,680
                                                                    ------------
Cable, Media & Publishing - 1.82%
  Knight-Ridder                                            51,400      3,823,132
 +Westwood One                                            158,700      4,818,132
                                                                    ------------
                                                                       8,641,264
                                                                    ------------
Chemicals - 2.86%
  Air Products & Chemicals                                 76,500      3,667,410
  Dow Chemical                                            134,900      5,065,495
  duPont (E.I.) deNemours                                 117,300      4,863,258
                                                                    ------------
                                                                      13,596,163
                                                                    ------------
Computers & Technology - 6.92%
 +Cisco Systems                                           289,200      6,553,272
  First Data                                              144,300      5,461,755
  Hewlett-Packard                                         117,300      2,544,237
 +Intuit                                                  143,500      7,215,180
  Microsoft                                               161,100      4,140,270
 +Oracle                                                  584,200      7,016,242
                                                                    ------------
                                                                      32,930,956
                                                                    ------------
Consumer Products - 7.37%
  Black & Decker                                          142,200      6,596,658
  Clorox                                                  176,000      8,257,920
  Gillette                                                127,100      4,287,083
  Kimberly-Clark                                           72,900      3,952,638
  Newell Rubbermaid                                       208,700      4,772,969
  Procter & Gamble                                         75,100      7,227,624
                                                                    ------------
                                                                      35,094,892
                                                                    ------------
Electronics & Electrical Equipment - 5.49%
  Eaton                                                    40,100      4,129,899
  Emerson Electric                                         90,000      5,493,600
  General Electric                                        282,000      8,084,940
  Intel                                                   252,300      8,434,389
                                                                    ------------
                                                                      26,142,828
                                                                    ------------

                                                         Number of     Market
                                                          Shares       Value
Common Stock (continued)
  Energy - 6.94%
  ChevronTexaco                                             49,400   $ 3,709,940
  Exxon Mobil                                              339,554    12,281,668
  Kerr-McGee                                               164,700     6,915,753
 +Noble                                                    104,500     3,613,610
  Occidental Petroleum                                     177,000     6,492,360
                                                                     -----------
                                                                      33,013,331
                                                                     -----------
Food, Beverage & Tobacco - 4.71%
  Anheuser-Busch                                           117,600     6,094,032
  General Mills                                             95,600     4,302,956
  Kraft Foods-- Class A                                    107,200     3,395,024
  PepsiCo                                                  179,700     8,647,164
                                                                     -----------
                                                                      22,439,176
                                                                     -----------
Healthcare & Pharmaceuticals - 9.76%
  Abbott Laboratories                                      189,600     8,380,320
  Baxter International                                     258,900     7,202,598
  Bristol-Myers Squibb                                     192,400     5,069,740
 *HCA                                                      154,700     6,483,477
+*Laboratory Corporation of America Holdings               114,700     4,142,964
  Pfizer                                                   212,020     7,113,271
  Wyeth                                                    202,800     7,990,320
                                                                     -----------
                                                                      46,382,690
                                                                     -----------
Industrial Machinery - 0.74%
  Caterpillar                                               46,600     3,543,930
                                                                     -----------
                                                                       3,543,930
                                                                     -----------
Insurance - 9.10%
  Allstate                                                  13,600       549,168
  Chubb                                                    106,900     6,996,605
  Cigna                                                    126,900     6,808,185
  Marsh & McLennan                                         192,900     8,572,476
  MGIC Investment                                           64,200     3,399,390
  Prudential Financial                                     171,700     6,715,187
  XL Capital Ltd.-- Class A                                136,500    10,264,800
                                                                     -----------
                                                                      43,305,811
                                                                     -----------
Leisure, Lodging & Entertainment - 0.70%
  Starwood Hotels & Resorts Worldwide                       97,000     3,343,590
                                                                     -----------
                                                                       3,343,590
                                                                     -----------
Metals & Mining - 2.08%
  Alcoa                                                    166,100     5,449,741
 *Rio Tinto ADR                                             45,400     4,460,550
                                                                     -----------
                                                                       9,910,291
                                                                     -----------
Paper & Forest Products - 1.21%
  International Paper                                      154,590     5,752,294
                                                                     -----------
                                                                       5,752,294
                                                                     -----------
Retail - 3.21%
  Home Depot                                               181,100     6,657,236
  Limited Brands                                           218,300     3,911,936
  TJX                                                      209,300     4,728,087
                                                                     -----------
                                                                      15,297,259
                                                                     -----------
Telecommunications - 4.31%
  Alltel                                                    92,600     4,204,966
  BCE                                                      215,200     4,814,024
  SBC Communications                                       257,911     6,004,169
  Verizon Communications                                   167,972     5,504,442
                                                                     -----------
                                                                      20,527,601
                                                                     -----------

Statement                                       Delaware Growth and Income Fund
  OF NET ASSETS (CONTINUED)

                                                         Number of     Market
                                                          Shares       Value
Common Stock (continued)
Textiles, Apparel & Furniture - 0.92%
  Nike                                                     65,400   $  4,398,150
                                                                    ------------
                                                                       4,398,150
                                                                    ------------
Utilities - 3.06%
  Dominion Resources                                       78,500      4,731,195
  FirstEnergy                                             138,100      4,785,165
  FPL Group                                                79,600      5,058,580
                                                                    ------------
                                                                      14,574,940
                                                                    ------------
Total Common Stock (cost $421,044,345)                               466,313,977
                                                                    ------------

                                                        Principal
                                                          Amount
Repurchase Agreements - 1.54%
  With BNP Paribas 1.01% 12/1/03
    (dated 11/28/03, collateralized by
    $2,852,000 U.S. Treasury Notes 6.750%
    due 5/15/05, market value $3,071,460)            $  3,010,000      3,010,000
  With J. P. Morgan Securities 0.98% 12/1/03
    (dated 11/28/03, collateralized by
    $1,309,000 U.S. Treasury Notes 2.250%
    due 7/31/04, market value $1,328,860)               1,303,000      1,303,000
  With UBS Warburg 1.01% 12/1/03
    (dated 11/28/03, collateralized by
    $941,000 U.S. Treasury Notes 2.000%
    due 11/30/04, market value $955,583,
    $33,000 U.S. Treasury Notes 5.500%
    due 2/15/08, market value $36,723 and
    $1,881,000 U.S. Treasury Notes 5.625%
    due 5/15/08, market value $2,079,185)               3,010,000      3,010,000
                                                                    ------------
Total Repurchase Agreements (cost $7,323,000)                          7,323,000
                                                                    ------------
Total Market Value of Securities Before Securities
  Lending Collateral - 99.52% (cost $428,367,345)                    473,636,977
                                                                    ------------
Securities Lending Collateral** - 2.41%
Short-Term Investments
  ABN AMRO Bank Chicago 1.06% 6/07/04                     436,545        436,522
  ABN AMRO Bank Tokyo 1.10% 1/13/04                       124,730        124,730
  Allied Irish Dublin 1.12% 1/20/04                       498,912        498,921
  Credit Suisse First Boston 1.60% 12/13/04               498,921        498,921
  Deutsche Bank Financial 1.071% 1/16/04                  499,004        499,098
  FHLMC 1.12% 1/15/04                                     281,722        282,451
  FNMA 1.035% 1/29/04                                   3,118,378      3,118,219
  General Electric Capital 1.13% 10/04/04                 187,259        187,578
  Goldman Sachs Group LP 1.193% 12/15/03                  436,552        436,556
  HBOS Treasury Services PLC 1.09% 12/12/03               498,917        498,921
  Keybank NA 1.15% 1/26/04                                249,502        249,586
  Marsh & McLennan 1.291% 6/15/04                         320,836        329,969
  Merrill Lynch Mortgage Capital
    1.163% 12/08/03                                       498,921        498,921
  Morgan Stanley Dean Witter
    1.10% 12/01/03                                      2,087,130      2,087,130
    1.22% 12/28/04                                        124,528        124,730
    1.30% 3/19/04                                         311,625        311,826
  Swiss Re Financial 1.103% 1/15/04                       311,383        310,959
  Wachovia Bank NA 1.127% 11/15/04                        498,931        499,366
  Wilmington Trust 1.11% 1/22/04                          498,911        498,921
                                                                    ------------
Total Securities Lending Collateral
  (cost $11,493,325)                                                  11,493,325
                                                                    ------------

Total Market Value of Securities - 101.93%
  (cost $439,860,670)                                             $485,130,302++
Obligation to Return Securities Lending
  Collateral - (2.41%)**                                           (11,493,325)
Receivables and Other Assets
  Net of Liabilities - 0.48%                                         2,302,311
                                                                  ------------
Net Assets Applicable to 35,196,385
  Shares Outstanding - 100.00%                                    $475,939,288
                                                                  ============
Net Asset Value - Delaware Growth and Income Fund
  Class A ($331,903,645 / 24,483,236 Shares)                            $13.56
                                                                        ------
Net Asset Value - Delaware Growth and Income Fund
  Class B ($83,522,640 / 6,236,175 Shares)                              $13.39
                                                                        ------
Net Asset Value - Delaware Growth and Income Fund
  Class C ($19,654,609 / 1,470,557 Shares)                              $13.37
                                                                        ------
Net Asset Value - Delaware Growth and Income Fund
  Class R ($3,046 / 225 Shares)                                         $13.54
                                                                        ------
Net Asset Value - Delaware Growth and Income Fund
  Institutional Class ($40,855,348 / 3,006,192 Shares)                  $13.59
                                                                        ------
Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                              $540,762,673
Undistributed net investment income                                  3,322,652
Accumulated net realized loss on investments                      (113,415,669)
Net unrealized appreciation of investments                          45,269,632
                                                                  ------------
Total net assets                                                  $475,939,288
                                                                  ------------

 *Fully or partially on loan.
**See Note 7 in "Notes to Financial Statements."
 +Non-income producing security for the year ended November 30, 2003. ++Includes $11,268,258 of securities loaned.

Summary of Abbreviations:
ADR - American Depositary Receipts
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association

Net Asset Value and Offering Price per Share --
  Delaware Growth and Income Fund
Net asset value Class A (A)                                             $13.56
Sales charge (5.75% of offering price,
  or 6.12% of amount invested per share) (B)                              0.83
                                                                        ------
Offering price                                                          $14.39
                                                                        ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                        Delaware Growth and Income Fund
  OF OPERATIONS                                  Year Ended November 30, 2003

Investment Income:
  Dividends                                           $11,190,671
  Interest                                                 81,071
  Security lending income                                  27,072   $11,298,814
                                                      -----------   -----------

Expenses:
  Management fees                                       3,002,071
  Distribution expenses-- Class A                         957,962
  Distribution expenses-- Class B                         812,802
  Distribution expenses-- Class C                         183,736
  Distribution expenses-- Class R                               1
  Dividend disbursing and transfer agent
    fees and expenses                                   1,798,798
  Reports and statements to shareholders                  231,251
  Accounting and administration expenses                  198,712
  Registration fees                                        48,200
  Professional fees                                        40,532
  Trustees' fees                                           20,559
  Custodian fees                                           13,964
  Other                                                   128,678     7,437,266
                                                      -----------
  Less expenses paid indirectly                                         (11,726)
                                                                    -----------
  Total expenses                                                      7,425,540
                                                                    -----------
Net Investment Income                                                 3,873,274
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currencies:
  Net realized gain (loss) on:
    Investments                                                      (8,851,519)
    Foreign currencies                                                      784
                                                                    -----------
  Net realized loss                                                  (8,850,735)
  Net change in unrealized appreciation/depreciation
    of investments                                                   60,852,772
                                                                    -----------
Net Realized and Unrealized Gain on Investments and
  Foreign Currencies                                                 52,002,037
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $55,875,311
                                                                    ===========

See accompanying notes

Statements                                      Delaware Growth and Income Fund
  OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                                      11/30/03        11/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                            $  3,873,274     $  2,220,698
  Net realized loss on investments and foreign currencies                                            (8,850,735)     (29,306,106)
  Net change in unrealized appreciation/depreciation of investments                                  60,852,772     (101,044,899)
                                                                                                   ------------     ------------
  Net increase (decrease) in net assets resulting from operations                                    55,875,311     (128,130,307)
                                                                                                   ------------     ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                          (2,292,140)      (1,870,784)
    Institutional Class                                                                                (414,962)        (345,204)
                                                                                                   ------------     ------------
                                                                                                     (2,707,102)      (2,215,988)
                                                                                                   ------------     ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                          19,749,746       28,930,298
    Class B                                                                                           7,016,858        9,269,882
    Class C                                                                                           2,876,998        4,638,930
    Class R                                                                                               3,013               --
    Institutional Class                                                                               7,856,375        9,136,337

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                           2,126,306        1,731,179
    Institutional Class                                                                                 414,960          345,204
                                                                                                   ------------     ------------
                                                                                                     40,044,256       54,051,830
                                                                                                   ------------     ------------
  Cost of shares repurchased:
    Class A                                                                                         (66,043,646)     (94,095,839)
    Class B                                                                                         (20,712,270)     (31,859,254)
    Class C                                                                                          (4,500,841)      (7,766,315)
    Institutional Class                                                                             (14,400,115)     (26,845,202)
                                                                                                   ------------     ------------
                                                                                                   (105,656,872)    (160,566,610)
                                                                                                   ------------     ------------
Decrease in net assets derived from capital share transactions                                      (65,612,616)    (106,514,780)
                                                                                                   ------------     ------------
Net Decrease in Net Assets                                                                          (12,444,407)    (236,861,075)

Net Assets:
  Beginning of year                                                                                 488,383,695      725,244,770
                                                                                                   ------------     ------------
  End of year                                                                                      $475,939,288     $488,383,695
                                                                                                   ============     ============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Growth and Income Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $12.060     $14.920      $15.290     $16.350      $19.120

Income (loss) from investment operations:
Net investment income(1)                                        0.118       0.068        0.062       0.151        0.221
Net realized and unrealized gain (loss) on investments          1.464      (2.871)      (0.421)     (0.230)      (0.556)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.582      (2.803)      (0.359)     (0.079)      (0.335)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.082)     (0.057)      (0.011)     (0.213)      (0.235)
Net realized gain on investments                                   --          --           --      (0.768)      (2.200)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.082)     (0.057)      (0.011)     (0.981)      (2.435)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.560     $12.060      $14.920     $15.290      $16.350
                                                              =======     =======      =======     =======      =======

Total return(2)                                                13.24%     (18.86%)      (2.29%)     (0.39%)      (2.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $331,904    $339,318     $493,459    $577,400     $871,409
Ratio of expenses to average net assets                         1.48%       1.40%        1.30%       1.35%        1.20%
Ratio of net investment income to average net assets            0.97%       0.51%        0.40%       1.02%        1.28%
Portfolio turnover                                                62%         83%          98%         87%          94%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Growth and Income Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $11.910     $14.790      $15.250     $16.300      $19.090

Income (loss) from investment operations:
Net investment income (loss)(1)                                 0.033      (0.025)      (0.045)      0.047        0.100
Net realized and unrealized gain (loss) on investments          1.447      (2.855)      (0.415)     (0.224)      (0.560)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.480      (2.880)      (0.460)     (0.177)      (0.460)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                              --          --           --      (0.105)      (0.130)
Net realized gain on investments                                   --          --           --      (0.768)      (2.200)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --           --      (0.873)      (2.330)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.390     $11.910      $14.790     $15.250      $16.300
                                                              =======     =======      =======     =======      =======

Total return(2)                                                12.43%     (19.47%)      (2.95%)     (1.05%)      (2.72%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $83,523     $88,109     $135,565    $141,911     $213,533
Ratio of expenses to average net assets                         2.18%       2.10%        2.00%       2.05%        1.90%
Ratio of net investment income (loss) to average net assets     0.27%      (0.19%)      (0.30%)      0.32%        0.58%
Portfolio turnover                                                62%         83%          98%         87%          94%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Growth and Income Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $11.880     $14.760      $15.210     $16.270      $19.050

Income (loss) from investment operations:
Net investment income (loss)(1)                                 0.033      (0.025)      (0.045)      0.047        0.100
Net realized and unrealized gain (loss) on investments          1.457      (2.855)      (0.405)     (0.234)      (0.550)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.490      (2.880)      (0.450)     (0.187)      (0.450)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                              --          --           --      (0.105)      (0.130)
Net realized gain on investments                                   --          --           --      (0.768)      (2.200)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --           --      (0.873)      (2.330)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.370     $11.880      $14.760     $15.210      $16.270
                                                              =======     =======      =======     =======      =======

Total return(2)                                                12.54%     (19.51%)      (2.96%)     (1.05%)      (2.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $19,655     $19,132      $27,576     $28,350      $45,026
Ratio of expenses to average net assets                         2.18%       2.10%        2.00%       2.05%        1.90%
Ratio of net investment income (loss) to average net assets     0.27%      (0.19%)      (0.30%)      0.32%        0.58%
Portfolio turnover                                                62%         83%          98%         87%          94%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                Delaware Growth and Income Fund Class R
---------------------------------------------------------------------------------------
                                                            6/02/03(1)
                                                                to
                                                              11/30/03
Net asset value, beginning of period                          $12.600

Income from investment operations:
Net investment income(2)                                        0.036
Net realized and unrealized gain on investments                 0.904
                                                              -------
Total from investment operations                                0.940
                                                              -------

Net asset value, end of period                                $13.540
                                                              =======

Total return(3)                                                 7.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $3
Ratio of expenses to average net assets                         1.79%
Ratio of net investment income to average net assets            0.56%
Portfolio turnover                                                62%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Delaware Growth and Income Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $12.090     $14.960      $15.300     $16.370      $19.150

Income (loss) from investment operations:
Net investment income(1)                                        0.154       0.108        0.108       0.196        0.273
Net realized and unrealized gain (loss) on investments          1.466      (2.875)      (0.423)     (0.235)      (0.553)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.620      (2.767)      (0.315)     (0.039)      (0.280)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.120)     (0.103)      (0.025)     (0.263)      (0.300)
Net realized gain on investments                                   --          --           --      (0.768)      (2.200)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.120)     (0.103)      (0.025)     (1.031)      (2.500)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.590     $12.090      $14.960     $15.300      $16.370
                                                              =======     =======      =======     =======      =======

Total return(2)                                                13.58%     (18.63%)      (2.07%)     (0.05%)      (1.68%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $40,855     $41,824      $68,645     $69,906     $117,377
Ratio of expenses to average net assets                         1.18%       1.10%        1.00%       1.05%        0.90%
Ratio of net investment income to average net assets            1.27%       0.81%        0.70%       1.32%        1.58%
Portfolio turnover                                                62%         83%          98%         87%          94%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                            Delaware Growth and Income Fund
  TO FINANCIAL STATEMENTS                        November 30, 2003

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund, and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Growth and Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $11,085 for the year ended November 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2003 were approximately $641. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to the distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses.

At November 30, 2003, the Fund had liabilities payables to affiliates as follows:

Investment management fee payable to DMC                  $43,588
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC             89,732
Other expenses payable to DMC and affiliates               35,858

For the year ended November 30, 2003, DDLP earned $23,524 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                           Delaware Growth and Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
For the year ended November 30, 2003, the Fund made purchases of $280,295,684 and sales of $347,112,211 of investment securities other than short-term investments.

At November 30, 2003, the cost of investments for federal income tax purposes was $432,192,315. At November 30, 2003, net unrealized appreciation was $41,444,662, of which $60,251,194 related to unrealized appreciation of investments and $18,806,532 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                               Year Ended
                                                          11/30/03    11/30/02
                                                         ----------  ----------
Ordinary Income                                          $2,707,102  $2,215,988

As of November 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                      $540,762,673
Undistributed ordinary income                                         3,322,652
Capital loss carryforwards                                         (109,590,699)
Unrealized appreciation of investments                               41,444,662
                                                                   ------------
Net assets                                                         $475,939,288
                                                                   ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $69,792,803 expires in 2008, $23,995,607 expires in 2010 and $15,802,289 expires in 2011.

5. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                        11/30/03      11/30/02
Shares sold:
  Class A                                               1,619,649     2,140,778
  Class B                                                 571,446       682,031
  Class C                                                 240,231       345,768
  Class R                                                     225            --
  Institutional Class                                     653,820       679,327

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                 185,057       115,953
  Institutional Class                                      36,115        23,122
                                                       ----------    ----------
                                                        3,306,543     3,986,979
                                                       ----------    ----------
Shares repurchased:
  Class A                                              (5,467,179)   (7,183,563)
  Class B                                              (1,733,422)   (2,451,814)
  Class C                                                (379,517)     (604,713)
  Institutional Class                                  (1,143,071)   (1,830,479)
                                                       ----------    ----------
                                                       (8,723,189)  (12,070,569)
                                                       ----------    ----------
Net decrease                                           (5,416,646)   (8,083,590)
                                                       ==========    ==========

For the years ended November 30, 2003 and 2002, 221,529 Class B shares were converted to 219,326 Class A shares valued at $2,738,679 and 14,752 Class B shares were converted to 14,589 Class A shares valued at $170,563, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the previous table and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2003, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to changes in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2003, the market value of the securities on loan was $11,268,258, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

Notes                                           Delaware Growth and Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

8. Fund Reorganization
On August 21, 2003, the Board of Trustees approved a proposal to merge the Fund into the Delaware Decatur Equity Income Fund, a series of Delaware Group Equity Funds II, subject to shareholder approval at a special meeting of shareholders to be held on or about February 19, 2004. If approved, the merger would be expected to take place on or about March 26, 2004.

Effective as of the close of business on October 31, 2003, the Fund was closed to new investors.

9. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2003, the Fund designates distributions paid during the year as follows:

     (A)                 (B)
  Long-Term            Ordinary
Capital Gains           Income                 Total                  (C)
Distributions        Distributions         Distributions          Qualifying
 (Tax Basis)          (Tax Basis)           (Tax Basis)           Dividends(1)
-------------        -------------         -------------          ------------
     --                  100%                  100%                  100%
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Growth and
Income Fund

We have audited the accompanying statement of net assets of Delaware Growth and Income Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth and Income Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

Philadelphia, Pennsylvania
January 2, 2004

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During           by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street           Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee             15 Years              Board Chairman -            101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                    President/Director -
                                                                                                                 22 WR Corporation
   August 7, 1937



   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee             10 Years        Founder/Managing Director -       101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During           by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101        Director - Andy
 2005 Market Street                                                     National Gallery of Art                   Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
                                                  August 21, 2003

   Decenber 19, 1999

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof        Senior Vice President     7 Years          Mr. Bishof has served in         101            None
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Growth and Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth and Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                    Contact Information
Jude T. Driscoll                           Joseph H. Hastings                     Investment Manager
Chairman                                   Executive Vice President and           Delaware Management Company
Delaware Investments Family of Funds       Chief Financial Officer                Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                       International Affiliate
Walter P. Babich                                                                  Delaware International Advisers Ltd.
Board Chairman                             Richelle S. Maestro                    London, England
Citadel Construction Corporation           Senior Vice President,
King of Prussia, PA                        Chief Legal Officer and Secretary      National Distributor
                                           Delaware Investments Family of Funds   Delaware Distributors, L.P.
John H. Durham                             Philadelphia, PA                       Philadelphia, PA
Private Investor
Gwynedd Valley, PA                         Michael P. Bishof                      Shareholder Servicing, Dividend
                                           Senior Vice President and Treasurer    Disbursing and Transfer Agent
John A. Fry                                Delaware Investments Family of Funds   Delaware Service Company, Inc.
President                                  Philadelphia, PA                       2005 Market Street
Franklin & Marshall College                                                       Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                  For Shareholders
Anthony D. Knerr                                                                  800 523-1918
Managing Director
Anthony Knerr & Associates                                                        For Securities Dealers and Financial
New York, NY                                                                      Institutions Representatives Only
                                                                                  800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                             Web site
National Gallery of Art                                                           www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8459)                                                        Printed in the USA
AR-018 [11/03] IVES 1/04                                        J9521 EXP: 01/05

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)




BLEND

Annual Report 2003
--------------------------------------------------------------------------------
          DELAWARE SOCIAL AWARENESS FUND




[LOGO]
POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       4

  Statement of Operations                                       7

  Statements of Changes in Net Assets                           8

  Financial Highlights                                          9

  Notes to Financial Statements                                13
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 15
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     16
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

Portfolio                                         Delaware Social Awareness Fund
  MANAGEMENT REVIEW                               December 10, 2003


Fund Managers
J. Paul Dokas
Senior Portfolio Manager

Timothy G. Connors
Senior Portfolio Manager

Q: How did the Fund and the markets in general perform during the 12-month period?
A: Following three challenging years in the equity markets, investors were eager to welcome any signs of a rebound. The results of the 12-month period exceeded many investors' expectations. Monetary and fiscal stimuli (in the form of interest rate cuts and tax cuts, respectively) combined to jump-start the economy, as stronger economic releases became the norm throughout 2003. Corporate earnings rebounded, as both Main Street and Wall Street looked to move past the investigations and scandals that had taken their toll on consumers and businesses. Though geopolitical concerns persisted in Iraq and elsewhere, investors once again focused on relevant issues at home. A renewed, though guarded, sense of confidence emerged over the course of the fiscal year.

For the fiscal year ended November 30, 2003, Delaware Social Awareness Fund returned +19.18% (Class A shares at net asset value with distributions reinvested), far outpacing the S&P 500 Index, which gained +15.08% during the same period. Your Fund's performance also exceeded the +18.77% increase in the Lipper Multi-Cap Core Funds Average (an average return of 614 multi-cap core funds).

Notably, the S&P 500 Index and most of the funds that comprise the Lipper peer group do not face the same social responsibility restrictions that apply to Delaware Social Awareness Fund.

Q: Please describe the investment strategy for Delaware Social Awareness Fund.
A: A large and growing number of individuals and institutions choose to make investment decisions that meet certain socially responsible criteria. Your Fund has established a number of parameters that reflect the needs of the socially responsible investor. As a result, a screening process helps the managers determine which stocks are eligible for investment by the Fund.

Your Fund will not knowingly invest in companies that:
    o engage in activities that could damage the environment.
    o participate in nuclear power production.
    o manufacture military weapons.
    o produce alcohol and/or tobacco.
    o participate in gambling.
    o conduct animal testing for non-medical purposes.

In addition to this social responsibility screen, we apply quantitative models to evaluate expected returns, risk characteristics, and business outlooks for stocks within a broad universe. We confirm the validity of the outputs of these models through fundamental analyses of a company's cashflow and other balance sheet measures, its management team, and any timely news or announcements that may impact its operations. Finally, we review the results to ensure that the Fund is structured with similar characteristics to its benchmark.

Within the Fund, we strive to maintain a balance between companies with growth and value characteristics. Because the social screen limits our abilities to invest in certain companies in traditionally value-oriented industries (some utilities, basic materials, energy, and consumer discretionary companies that deal with tobacco and alcohol), we may take larger positions in related value stocks that are considered socially responsible.

Though your Fund may have historically been considered a mid-cap or multi-cap portfolio, its make-up at fiscal year end more accurately reflected the large-cap universe.

Q: How do restrictions placed on socially responsible funds impact their performance?
A: With the growth in demand for such funds, an ongoing debate exists about whether investing based on one's core values and principles compromises the maximum return that can be achieved. Over short time periods, certain sectors or individual stocks often lead the market into higher territory, rewarding investors along the way. For example, defense contractors may surge during periods of military threats and engagements. Prices of tobacco stocks may climb when favorable legal rulings impact their outlook. Certainly, socially responsible investors may miss these market movements because they are unable to hold such issues.

Over time, however, negative or unexpected news also may impact certain sectors and companies. Energy stock prices are often affected by unfavorable OPEC decisions or uncontrollable weather issues. Gaming companies may struggle during periods of economic downturns. In such cases, the socially responsible investor may actually benefit through lack of exposure to certain markets.

Although the debate will continue, we believe that over a longer time horizon, socially responsible investors do not suffer a negative bias, and returns generally remain in-line with traditional equity funds. The fiscal year ended November 30, 2003 lends credence to this point, as Delaware Social Awareness Fund outperformed its benchmark and many of it peers -- many of which do not have socially responsible mandates.

Q: Please discuss some of the stocks that contributed to performance over the past 12 months.
A: Companies within three sectors performed well for your Fund on both an absolute and relative basis: consumer discretionary, healthcare, and financial-related.

Consumer discretionary companies benefited greatly from the economic rebound. Your Fund owned several solid performers among consumer discretionary issues, including Best Buy and Nordstrom. Both are specialty retail stores that rose considerably during the period as consumers displayed a willingness to spend. Likewise, Home Depot reaped the rewards of continued strength in the residential housing market and the ongoing needs of homeowners.

Within healthcare, biotechnology holding Genentech surged during the fiscal year. The company maintains a very strong pipeline of drugs in development. In fact, Avastin, a promising colon cancer treatment drug, recently received its much-anticipated FDA approval. Two other healthcare company stocks, PerkinElmer and Guidant, virtually doubled over the past 12 months.

Like consumer discretionary companies, financial stocks have significant ties to consumers and have benefited from the low interest rate environment. We owned several related stocks that performed quite well, including Countrywide Credit Industries, a leading financial services company primarily engaged in residential mortgage lending. Low mortgage rates greatly contributed to increased levels of new home purchases and refinancing activities. Similarly, Washington Mutual is a banking concern that targets individuals and small- to mid-sized businesses. As the economy strengthened, Washington Mutual's increased lending activity contributed to its strong return. H&R Block moved beyond previous litigation concerns that had resulted in a large "uncertainty" discount in its stock price. We took advantage of its perceived undervaluation and benefited as the issues were resolved.

Q: How does technology fit into the investment picture?
A: When markets begin to rebound, investors often anticipate that technology will be the primary contributing sector. Interestingly, some of our better absolute and relative returns came from stocks outside of this area.

Even so, the technology holdings within your Fund performed quite well and contributed to the strong returns of the fiscal year. More specifically, semiconductors drove the performance among these stocks. Your Fund maintains significant positions in Intel and Texas Instruments, two semiconductor industry leaders. Of note, Intel has done an excellent job of expanding its product line into other areas -- particularly the wireless handheld markets.

Q: Can you address some holdings that did not fare quite as well during the period?
A: Your Fund trailed the benchmark index return within several sectors. Many of the traditional "old economy" companies that make up the basic materials sector are considered cyclical in nature and benefited from the economic rebound during the period. Because of environmental concerns, your Fund is often restricted from holding positions in stocks of paper companies or chemical companies, some of which performed quite well throughout the past 12 months.

During the fiscal year, we sought alternatives within the basic materials sector. Your Fund owned two packaging companies, Bemis and Sonoco Products, which traditionally are not as cyclical as others in this sector. These stocks had been far more stable during the market downturn of prior years, and subsequently did not perform as well when the economy began to rebound. Further, pricing and margin concerns pressured these stocks during the period.

The consumer staples sector was led by tobacco issues, which benefited from favorable litigation rulings. Again here, your Fund cannot own any tobacco-related companies. Among holdings within this sector, Newell Rubbermaid suffered from management's decision to restructure its manufacturing operations. Newell Rubbermaid is attempting to revamp its branding strategies, though the results have not come as quickly as Wall Street would like. Similarly, Pepsi Bottling Group reduced its volume expectations during the period, which disappointed some investors and negatively impacted its stock price. Unlike other more cyclical consumer staple companies, Newell Rubbermaid and Pepsi Bottling Group are defensive in nature and were more stable during the previous market downtown.

Delaware
  SOCIAL AWARENESS FUND

Fund Basics                                      Fund Performance
As of November 30, 2003                          Average Annual Total Returns
----------------------------------------------   Through November 30, 2003                         Lifetime   Five Years    One Year
Fund Objective:                                  -----------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.   Class A (Est. 2/24/97)
----------------------------------------------   Excluding Sales Charge                             +3.55%      -0.99%      +19.18%
Total Fund Net Assets:                           Including Sales Charge                             +2.65%      -2.16%      +12.32%
$48.84 million                                   -----------------------------------------------------------------------------------
----------------------------------------------   Class B (Est. 2/24/97)
Number of Holdings:                              Excluding Sales Charge                             +2.77%      -1.74%      +18.12%
186                                              Including Sales Charge                             +2.77%      -2.14%
----------------------------------------------   -----------------------------------------------------------------------------------
Fund Start Date:                                 Class C (Est. 2/24/97)
February 24, 1997                                Excluding Sales Charge                             +2.79%      -1.72%      +18.25%
----------------------------------------------   Including Sales Charge                             +2.79%      -1.72%      +17.25%
Your Fund Managers:                              -----------------------------------------------------------------------------------
J. Paul Dokas joined Delaware Investments in
1997. He was previously Director of Trust        Returns reflect the reinvestment of all distributions and any applicable sales
Investment Management at Bell Atlantic           charges as noted below. Returns and share values will fluctuate so that shares,
Corporation. Mr. Dokas earned a bachelor's       when redeemed, may be worth more or less than their original cost. Performance
degree at Loyola College in Baltimore and an     for Class B and C shares, excluding sales charges, assumes either that
MBA at the University of Maryland. He is a CFA   contingent deferred sales charges did not apply or the investment was not
charterholder.                                   redeemed. Past performance is not a guarantee of future results.

Timothy G. Connors earned a BA at the            The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares
University of Virginia and an MBA in finance     are sold with a front-end sales charge of up to 5.75% and have an annual
at Tulane University. He joined Delaware         distribution and service fee of up to 0.30%.
Investments in 1997 after serving as a
Principal at Miller, Anderson & Sherrerd,        Class B shares are sold with a contingent deferred sales charge that declines
where he managed equity accounts, conducted      from 4% to zero depending upon the period of time the shares are held. Class B
sector analysis, and directed research. He       shares will automatically convert to Class A shares on a quarterly basis
previously held positions at CoreStates          approximately eight years after purchase. They are also subject to an annual
Investment Advisers and Fauquier National        distribution and service fee of 1%.
Bank. Mr. Connors is a CFA charterholder and a
member of the Association for Investment         Class C shares are sold with a contingent deferred sales charge of 1%, if
Management and Research.                         redeemed during the first 12 months. They are also subject to an annual
----------------------------------------------   distribution and service fee of 1%.
Nasdaq Symbols:
Class A  DEQAX                                   Class R shares are available only for certain retirement plan products. They are
Class B  DEQBX                                   sold without a sales charge and have an annual distribution and service fee of
Class C  DEQCX                                   0.60%. No Class R shares were made available during the periods shown.

                                                 The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2003 for Delaware Social Awareness Fund's
                                                 Institutional Class shares were +3.80%, -0.73%, and +19.36%, respectively.
                                                 Institutional Class shares were first made available on February 24, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                 An expense limitation was in effect for all classes of Delaware Social Awareness
                                                 Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                 The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                 Nasdaq Institutional Class symbol: DEQNX

Performance of a $10,000 Investment
February 24, 1997 (Fund's inception) through November 30, 2003

-- S&P 500 Index
-- Delaware Social Awareness Fund -- Class A Shares

                               Delaware Social
                               Awareness Fund
                               Class A Shares                 S&P 500 Index
    Feb-97                         $ 9,424                       $10,000
    Nov-97                         $11,452                       $12,224
    Nov-98                         $12,543                       $15,141
    Nov-99                         $14,480                       $18,306
    Nov-00                         $13,299                       $17,534
    Nov-01                         $11,996                       $15,391
    Nov-02                         $10,013                       $12,850
    Nov-03                         $11,934                       $14,788

Chart assumes $10,000 invested on February 24, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, February 28, 1997. After February 28, 1997, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is a composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                         Delaware Social Awareness Fund
  OF NET ASSETS                                   November 30, 2003

                                                           Number of    Market
                                                            Shares      Value
Common Stock - 99.85%
Automobiles & Automotive Parts - 0.75%
 *Advance Auto Parts                                            600   $   48,972
  ArvinMeritor                                                5,600      111,272
  Delphi Automotive Systems                                   9,300       81,654
 *Lear                                                        2,100      124,194
                                                                      ----------
                                                                         366,092
                                                                      ----------
Banking & Finance - 17.41%
  American Express                                            5,900      269,689
  AmSouth Bancorp                                             6,700      160,733
  Bank of America                                            12,500      942,875
  Bank One                                                    3,000      130,080
  Bear Stearns                                                3,100      224,626
  Block (H&R)                                                 4,300      233,447
  Capital One Financial                                       2,400      143,328
  Charter One Financial                                       3,900      129,558
  Citigroup                                                  28,400    1,335,935
  Countrywide Credit Industries                               1,500      158,400
  Doral Financial                                             2,000      101,140
 *Dun & Bradstreet                                            2,200      106,150
  First Tennessee National                                    2,300      102,580
  FleetBoston Financial                                       5,100      207,060
  Freddie Mac                                                 6,800      370,056
  Goldman Sachs Group                                         2,700      259,416
  GreenPoint Financial                                        3,200      108,736
  J.P. Morgan Chase                                          12,000      424,320
  KeyCorp                                                     4,100      113,939
  MBNA                                                        5,900      144,668
  Mellon Financial                                           10,000      288,000
  Merrill Lynch                                               3,000      170,250
  Morgan Stanley                                              8,300      458,824
  National City                                               2,800       93,940
  PNC Financial Services Group                                2,400      130,464
  SEI Investments                                             3,200       89,760
  SLM                                                         3,100      115,103
  Union Planters                                              1,400       48,314
  US Bancorp                                                 13,895      385,030
  Wachovia                                                    6,200      283,650
  Washington Mutual                                           8,100      371,061
  Wells Fargo                                                 7,000      401,310
                                                                      ----------
                                                                       8,502,442
                                                                      ----------
Basic Industry/Capital Goods - 3.01%
 *American Standard                                           3,600      358,920
  Federal Signal                                             12,400      187,860
  Herman Miller                                               4,200      109,410
  Pentair                                                     7,400      322,640
  Teleflex                                                    5,700      260,832
  York International                                          5,800      231,710
                                                                      ----------
                                                                       1,471,372
                                                                      ----------
Buildings & Materials - 0.99%
  KB Home                                                     4,800      330,624
  Masco                                                       5,600      152,320
                                                                      ----------
                                                                         482,944
                                                                      ----------
                                                           Number of    Market
                                                            Shares      Value
Common Stock (continued)
Business Services - 2.12%
 *Apollo Group-- Class A                                      1,500   $  103,545
 *Convergys                                                   7,800      119,652
 *Corinthian Colleges                                           900       57,537
  Pitney Bowes                                                6,200      246,450
  Republic Services                                          11,400      290,130
  ServiceMaster                                              19,600      219,520
                                                                      ----------
                                                                       1,036,834
                                                                      ----------
Cable, Media & Publishing - 6.42%
  Clear Channel Communications                               10,800      451,548
 *Comcast Special-- Class A                                  26,700      805,005
 *Liberty Media-- Class A                                    33,100      365,755
  McGraw-Hill                                                 3,200      219,200
 *Time Warner                                                50,600      823,768
  Walt Disney                                                20,400      471,036
                                                                      ----------
                                                                       3,136,312
                                                                      ----------
Chemicals - 2.63%
  Ecolab                                                     14,000      367,080
  Lubrizol                                                    2,900       87,377
  Praxair                                                     5,000      358,900
  RPM International                                           7,000      105,910
  Sigma-Aldrich                                               6,800      364,276
                                                                      ----------
                                                                       1,283,543
                                                                      ----------
Consumer Non-Durable/Other - 9.42%
  Albertson's                                                 4,700      100,016
  Clorox                                                      6,500      304,980
 *Coach                                                       6,000      239,040
  Coca-Cola Enterprises                                      10,800      223,020
  Deluxe                                                      4,500      185,400
 *Energizer Holdings                                          7,300      276,597
  General Mills                                               3,500      157,535
  Gillette                                                   15,500      522,815
  Heinz (H.J.)                                                8,100      292,410
  Hershey Foods                                                 600       46,620
  Kellogg                                                     9,400      336,238
  McDonald's                                                 14,300      366,509
  Newell Rubbermaid                                          10,896      249,192
  Nike                                                        4,000      269,000
  Pepsi Bottling Group                                        9,800      226,184
  Sara Lee                                                    6,000      123,300
  Sysco                                                       3,500      127,120
  Wrigley, (W.M.) Jr                                          4,600      253,552
 *Yum! Brands                                                 8,800      303,512
                                                                      ----------
                                                                       4,603,040
                                                                      ----------
Consumer Services/Other - 0.70%
 *Cendant                                                    15,500      343,480
                                                                      ----------
                                                                         343,480
                                                                      ----------
Electronics & Electrical Equipment - 1.26%
  Emerson Electric                                            7,800      476,112
  Koninklijke Philips Electronics                             4,900      139,258
                                                                      ----------
                                                                         615,370
                                                                      ----------

Statement                                         Delaware Social Awareness Fund
  OF NET ASSETS (CONTINUED)

                                                           Number of    Market
                                                            Shares      Value
Common Stock (continued)
Energy - 5.04%
  Apache                                                      4,572   $  328,270
 *BJ Services                                                10,200      325,278
  Burlington Resources                                        8,200      411,640
  EOG Resources                                               6,300      264,222
 *Noble                                                      10,500      363,090
  Noble Energy                                                7,300      289,445
  Questar                                                     7,600      259,312
 *Smith International                                         5,900      221,486
                                                                      ----------
                                                                       2,462,743
                                                                      ----------
Healthcare & Pharmaceuticals - 16.03%
  Abbott Laboratories                                        21,400      945,880
  Allergan                                                    3,800      283,974
 *American Pharmaceutical Partners                            2,300       83,030
 *Amgen                                                      10,300      592,353
 *Anthem                                                      1,500      108,180
  Bard (C.R.)                                                 2,000      151,200
  Baxter International                                        9,900      275,418
  Beckman Coulter                                             2,100      107,415
  Becton Dickinson                                            8,100      324,243
 *Boston Scientific                                           3,400      122,026
  Cardinal Health                                             4,700      287,358
 *Cytyc                                                       7,100       91,519
  Eli Lilly                                                  15,100    1,035,256
 *Forest Laboratories                                         4,100      224,024
 *Genentech                                                   2,500      210,750
 *Genzyme                                                     5,100      238,374
 *Gilead Sciences                                             4,100      240,588
  Guidant                                                     5,200      295,204
  HCA - The Healthcare Company                                1,700       71,247
  Hillenbrand Industries                                      5,900      338,660
 *Lincare Holdings                                            4,100      122,303
 *Medimmune                                                   8,900      211,820
  Medtronic                                                   5,100      230,520
  Mylan Laboratories                                          7,200      182,304
 *Patterson Dental                                              800       54,480
  PerkinElmer                                                14,500      245,195
 *Tenet Healthcare                                           12,350      180,434
  UnitedHealth Group                                          4,600      247,940
 *Varian Associates                                             800       55,208
 *Wellpoint Health Networks                                   2,900      271,121
                                                                      ----------
                                                                       7,828,024
                                                                      ----------
Insurance - 4.59%
  Allstate                                                    9,300      375,534
  American International Group                               10,862      629,453
  Berkley (W.R.)                                              2,800       95,620
  Marsh & McLennan                                            3,000      133,320
  MBIA                                                        1,600       92,992
  MGIC Investment                                             2,100      111,195
  Nationwide Financial Services                               4,100      133,824
  Old Republic International                                  2,200       81,532
  Principal Financial Group                                   6,400      211,904
  Progressive                                                 1,300      101,530
  Prudential Financial                                        3,400      132,974
  XL Capital Limited-- Class A                                1,900      142,880
                                                                      ----------
                                                                       2,242,758
                                                                      ----------
                                                           Number of    Market
                                                            Shares      Value
Common Stock (continued)
Internet Services - 0.76%
 *eBay                                                        1,800   $  100,530
 *InterActiveCorp                                             8,200      269,370
                                                                      ----------
                                                                         369,900
                                                                      ----------
Packaging & Containers - 1.38%
  Bemis                                                       4,800      218,400
 *Pactiv                                                      7,300      163,812
  Sonoco Products                                            13,700      293,180
                                                                      ----------
                                                                         675,392
                                                                      ----------
REITs - 0.55%
  Apartment Investment & Management                           3,400      115,770
  Equity Office Properties Trust                              4,200      116,466
  ProLogis                                                    1,200       36,600
                                                                      ----------
                                                                         268,836
                                                                      ----------
Retail - 6.42%
 *Bed Bath & Beyond                                           4,800      202,752
  Best Buy                                                    4,000      248,000
 *BJ's Wholesale Club                                         3,900       99,255
  CBRL Group                                                  1,400       57,750
  CVS                                                         9,900      370,854
  Dollar General                                              2,200       46,464
  Federated Department Stores                                 3,100      152,179
  Gap                                                         9,900      212,850
  Home Depot                                                  8,500      312,460
 *Kohl's                                                      4,800      231,936
  Limited                                                     7,300      130,816
  Nordstrom                                                   7,000      241,500
  Radioshack                                                  4,800      149,520
  Ross Stores                                                 3,000      164,340
 *Saks                                                       15,700      241,466
  Target                                                      3,000      116,160
  VF                                                          3,800      156,826
                                                                      ----------
                                                                       3,135,128
                                                                      ----------
Technology/Communications - 2.90%
 *Ciena                                                      17,000      120,360
 *Cisco Systems                                              43,600      987,976
  Nokia ADR                                                  17,100      307,458
                                                                      ----------
                                                                       1,415,794
                                                                      ----------
Technology/Hardware - 3.59%
 *Dell Computer                                              23,900      824,550
 *EMC                                                        21,400      294,036
  Factset Research Systems                                    4,000      165,800
  Hewlett-Packard                                            15,632      339,058
 *Storage Technology                                          3,600       90,720
 *Western Digital                                             3,200       39,808
                                                                      ----------
                                                                       1,753,972
                                                                      ----------
Technology/Semiconductors - 3.90%
 *Altera                                                      7,700      195,041
  Intel                                                      37,200    1,243,596
  Texas Instruments                                          15,600      464,256
                                                                      ----------
                                                                       1,902,893
                                                                      ----------

Statement                                         Delaware Social Awareness Fund
  OF NET ASSETS (CONTINUED)

                                                           Number of    Market
                                                            Shares      Value
Common Stock (continued)
Technology/Software - 6.06%
  Adobe Systems                                              7,300   $   301,636
  Automatic Data Processing                                  6,500       248,495
 *Citrix Systems                                             3,800        91,276
 *Electronics Arts                                           4,300       190,189
 *Intuit                                                     5,200       261,456
  Microsoft                                                 57,100     1,467,470
 *Oracle                                                    33,200       398,732
                                                                     -----------
                                                                       2,959,254
                                                                     -----------
Telecommunications - 3.05%
 *AT&T Wireless Services                                    23,300       174,750
  BellSouth                                                  9,400       244,682
 *Level 3 Communications                                    13,400        73,432
 *Nextel Communications                                      8,400       212,772
  SBC Communications                                        27,100       630,888
 *Utstarcom                                                  4,000       151,520
                                                                     -----------
                                                                       1,488,044
                                                                     -----------
Transportation & Shipping - 0.87%
  Delta Air Lines                                            3,400        42,636
  FedEx                                                      3,700       268,990
  Southwest Airlines                                         6,300       113,274
                                                                     -----------
                                                                         424,900
                                                                     -----------
Total Common Stock (cost $40,568,571)                                 48,769,067
                                                                     -----------

Total Market Value of Securities - 99.85%
  (cost $40,568,571)                                                  48,769,067
Receivables and Other Assets Net of Liabilities - 0.15%                   74,042
                                                                     -----------
Net Assets Applicable to 5,269,285 Shares
  Outstanding - 100.00%                                              $48,843,109
                                                                     ===========

Net Asset Value - Delaware Social Awareness Fund
  Class A ($19,670,372/2,056,251 Shares)                                   $9.57
                                                                           -----
Net Asset Value - Delaware Social Awareness Fund
  Class B ($22,144,952/2,443,728 Shares)                                   $9.06
                                                                           -----
Net Asset Value - Delaware Social Awareness Fund
  Class C ($6,257,972 / 690,279 Shares)                                    $9.07
                                                                           -----
Net Asset Value - Delaware Social Awareness Fund
  Institutional Class ($769,813 / 79,027 Shares)                           $9.74
                                                                           -----

Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $59,060,248
Accumulated net realized loss on investments                        (18,417,635)
Net unrealized appreciation of investments                            8,200,496
                                                                    -----------
Total net assets                                                    $48,843,109
                                                                    ===========

*Non-income producing security for the year ended November 30, 2003.

Summary of Abbreviations:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price per Share -
  Delaware Social Awareness Fund
Net assets value Class A (A)                                             $ 9.57
Sales charge (5.75% of offering price, or 6.06% of
  the amount invested per share) (B)                                       0.58
                                                                         ------
Offering price                                                           $10.15
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                        Delaware Social Awareness Fund
  OF OPERATIONS                                  Year Ended November 30, 2003

Investment Income:
  Dividends                                                $652,602
  Interest                                                    5,549   $ 658,151
                                                           --------   ---------

Expenses:
  Management fees                                           338,517
  Distribution expense - Class A                             54,067
  Distribution expense - Class B                            210,424
  Distribution expense - Class C                             54,388
  Dividend disbursing and transfer agent fees
    and expenses                                            298,798
  Reports and statements to shareholders                     51,471
  Registration fees                                          34,927
  Accounting and administration expenses                     19,422
  Professional fees                                           3,992
  Trustees' fees                                              3,160
  Custodian fees                                              3,055
  Other                                                      13,643   1,085,864
                                                           --------
  Less expenses absorbed or waived by investment manager               (203,062)
  Less waiver of distribution expenses - Class A                         (9,011)
  Less expenses paid indirectly                                          (1,083)
                                                                     ----------
  Total expenses                                                        872,708
                                                                     ----------
Net Investment Loss                                                    (214,557)
                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                   (3,078,229)
  Net change in unrealized appreciation/depreciation
    of investments                                                   11,081,813
                                                                     ----------
Net Realized and Unrealized Gain on Investments                       8,003,584
                                                                     ----------

Net Increase in Net Assets Resulting from Operations                 $7,789,027
                                                                     ==========

See accompanying notes

Statements                                       Delaware Social Awareness Fund
  OF CHANGES IN NET ASSETS

                                                                                        Year Ended
                                                                                  11/30/03      11/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                                           $  (214,557)   $  (284,511)
  Net realized loss on investments                                               (3,078,229)   (13,018,962)
  Net change in unrealized appreciation/depreciation of investments              11,081,813      2,719,938
                                                                                -----------    -----------
  Net increase (decrease) in net assets resulting from operations                 7,789,027    (10,583,535)
                                                                                -----------    -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                       2,961,003      3,239,827
    Class B                                                                       1,417,132      1,988,926
    Class C                                                                         969,314        945,055
    Institutional Class                                                             205,257        216,769
                                                                                -----------    -----------
                                                                                  5,552,706      6,390,577
                                                                                -----------    -----------
  Cost of shares repurchased:
    Class A                                                                      (4,853,548)    (6,735,428)
    Class B                                                                      (4,557,684)    (5,619,923)
    Class C                                                                      (1,077,760)    (3,316,929)
    Institutional Class                                                            (106,021)      (106,108)
                                                                                -----------    -----------
                                                                                (10,595,013)   (15,778,388)
                                                                                -----------    -----------
Decrease in net assets derived from capital share transactions                   (5,042,307)    (9,387,811)
                                                                                -----------    -----------
Net Increase (Decrease) in Net Assets                                             2,746,720    (19,971,346)

Net Assets:
  Beginning of year                                                              46,096,389     66,067,735
                                                                                -----------    -----------
  End of year                                                                   $48,843,109    $46,096,389
                                                                                ===========    ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Social Awareness Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/03    11/30/02    11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                           $8.030      $9.620      $11.820     $13.010      $11.260

Income (loss) from investment operations:
Net investment loss(1)                                         (0.004)     (0.007)      (0.039)     (0.064)      (0.043)
Net realized and unrealized gain (loss) on investments          1.544      (1.583)      (0.991)     (0.981)       1.793
                                                               ------      ------      -------     -------      -------
Total from investment operations                                1.540      (1.590)      (1.030)     (1.045)       1.750
                                                               ------      ------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (1.170)     (0.145)          --
                                                               ------      ------      -------     -------      -------
Total dividends and distributions                                  --          --       (1.170)     (0.145)          --
                                                               ------      ------      -------     -------      -------

Net asset value, end of period                                 $9.570      $8.030       $9.620     $11.820      $13.010
                                                               ======      ======       ======     =======      =======

Total return(2)                                                19.18%     (16.53%)      (9.80%)     (8.15%)      15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $19,670     $18,391      $26,043     $36,206      $46,354
Ratio of expenses to average net assets                         1.50%       1.50%        1.50%       1.50%        1.49%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.00%       1.90%        1.75%       1.63%        1.69%
Ratio of net investment loss to average net assets             (0.04%)     (0.08%)      (0.39%)     (0.45%)      (0.35%)
Ratio of net investment loss to average net assets prior to
  expense limitation and expenses paid indirectly              (0.54%)     (0.48%)      (0.64%)     (0.58%)      (0.55%)
Portfolio turnover                                                60%         34%          50%         68%          28%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Social Awareness Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/03    11/30/02    11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                           $7.670      $9.250      $11.490     $12.740      $11.120

Income (loss) from investment operations:
Net investment loss(1)                                         (0.062)     (0.069)      (0.113)     (0.155)      (0.133)
Net realized and unrealized gain (loss) on investments          1.452      (1.511)      (0.957)     (0.950)       1.753
                                                               ------      ------      -------     -------      -------
Total from investment operations                                1.390      (1.580)      (1.070)     (1.105)       1.620
                                                               ------      ------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (1.170)     (0.145)          --
                                                               ------      ------      -------     -------      -------
Total dividends and distributions                                  --          --       (1.170)     (0.145)          --
                                                               ------      ------      -------     -------      -------

Net asset value, end of period                                 $9.060      $7.670       $9.250     $11.490      $12.740
                                                               ======      ======       ======     =======      =======

Total return(2)                                                18.12%     (17.08%)     (10.49%)     (8.80%)      14.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $22,145     $21,737      $30,376     $36,301      $41,091
Ratio of expenses to average net assets                         2.25%       2.25%        2.25%       2.25%        2.24%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.70%       2.60%        2.45%       2.33%        2.39%
Ratio of net investment loss to average net assets             (0.79%)     (0.83%)      (1.14%)     (1.20%)      (1.10%)
Ratio of net investment loss to average net assets prior to
  expense limitation and expenses paid indirectly              (1.24%)     (1.18%)      (1.34%)     (1.28%)      (1.25%)
Portfolio turnover                                                60%         34%          50%         68%          28%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Social Awareness Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/03    11/30/02    11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                           $7.670      $9.260      $11.490     $12.740      $11.120

Income (loss) from investment operations:
Net investment loss(1)                                         (0.062)     (0.069)      (0.113)     (0.154)      (0.133)
Net realized and unrealized gain (loss) on investments          1.462      (1.521)      (0.947)     (0.951)       1.753
                                                               ------      ------      -------     -------      -------
Total from investment operations                                1.400      (1.590)      (1.060)     (1.105)       1.620
                                                               ------      ------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (1.170)     (0.145)          --
                                                               ------      ------      -------     -------      -------
Total dividends and distributions                                  --          --       (1.170)     (0.145)          --
                                                               ------      ------      -------     -------      -------

Net asset value, end of period                                 $9.070      $7.670       $9.260     $11.490      $12.740
                                                               ======      ======       ======     =======      =======

Total return(2)                                                18.25%     (17.17%)     (10.39%)     (8.80%)      14.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,258      $5,418       $9,115     $10,459       $9,673
Ratio of expenses to average net assets                         2.25%       2.25%        2.25%       2.25%        2.24%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.70%       2.60%        2.45%       2.33%        2.39%
Ratio of net investment loss to average net assets             (0.79%)     (0.83%)      (1.14%)     (1.20%)      (1.10%)
Ratio of net investment loss to average net assets prior to
  expense limitation and expenses paid indirectly              (1.24%)     (1.18%)      (1.34%)     (1.28%)      (1.25%)
Portfolio turnover                                                60%         34%          50%         68%          28%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Social Awareness Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/03    11/30/02    11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                           $8.160      $9.750      $11.930     $13.090      $11.310

Income (loss) from investment operations:
Net investment income (loss)(1)                                 0.017       0.015       (0.014)     (0.024)      (0.012)
Net realized and unrealized gain (loss) on investments          1.563      (1.605)      (0.996)     (0.991)       1.792
                                                               ------      ------      -------     -------      -------
Total from investment operations                                1.580      (1.590)      (1.010)     (1.015)       1.780
                                                               ------      ------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --       (1.170)     (0.145)          --
                                                               ------      ------      -------     -------      -------
Total dividends and distributions                                  --          --       (1.170)     (0.145)          --
                                                               ------      ------      -------     -------      -------

Net asset value, end of period                                 $9.740      $8.160       $9.750     $11.930      $13.090
                                                               ======      ======       ======     =======      =======

Total return(2)                                                19.36%     (16.31%)      (9.52%)     (7.87%)      15.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $770        $550         $533        $337         $329
Ratio of expenses to average net assets                         1.25%       1.25%        1.25%       1.25%        1.24%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.70%       1.60%        1.45%       1.33%        1.39%
Ratio of net investment income (loss) to average net assets     0.21%       0.17%       (0.14%)     (0.20%)      (0.10%)
Ratio of net investment income (loss) to average net
  assets prior to expense limitation and expenses paid
  indirectly                                                   (0.24%)     (0.18%)      (0.34%)     (0.28%)      (0.25%)
Portfolio turnover                                                60%         34%          50%         68%          28%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                            Delaware Social Awareness Fund
  TO FINANCIAL STATEMENTS                        November 30, 2003

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Social Awareness Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2003, Class R had not commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $1,083 for the year ended November 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.25% of average daily net assets of the Fund through January 31, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through January 31, 2004 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets.

At November 30, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                  $10,246
Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC                        20,104
Other expenses payable to DMC and affiliates               18,536

Notes                                             Delaware Social Awareness Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended November 30, 2003, DDLP earned $8,140 of commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2003, the Fund made purchases of $26,960,126 and sales of $31,783,561 of investment securities other than short-term investments.

At November 30, 2003, the cost of investments for federal income tax purposes was $40,896,869. At November 30, 2003, net unrealized appreciation was $7,872,198, of which $9,243,826 relate to unrealized appreciation of investments and $1,371,628 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid during the years ended November 30, 2003 and 2002.

As of November 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                         $59,060,248
Capital loss carryforwards                            (18,089,337)
Unrealized appreciation of investments                  7,872,198
                                                      -----------
Net assets                                            $48,843,109
                                                      -----------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,183,250 expires in 2009,$13,031,715 expires in 2010 and $2,874,372 expires in 2011.

5. Capital Shares
Transactions in capital shares were as follows:

                                                                Year Ended
                                                          11/30/03    11/30/02
Shares sold:
  Class A                                                   353,669     364,724
  Class B                                                   181,715     238,553
  Class C                                                   120,566     111,567
  Institutional Class                                        24,548      25,590
                                                         ----------   ---------
                                                            680,498     740,434
                                                         ----------   ---------

Shares repurchased:
  Class A                                                  (586,394)   (782,057)
  Class B                                                  (572,463)   (686,610)
  Class C                                                  (136,574)   (390,034)
  Institutional Class                                       (12,942)    (12,890)
                                                         ----------   ---------
                                                         (1,308,373) (1,871,591)
                                                         ----------   ---------
Net decrease                                               (627,875) (1,131,157)
                                                         ==========   =========

For the years ended November 30, 2003 and 2002, 3,126 Class B shares were converted to 2,977 Class A shares valued at $24,653 and 247 Class B shares were converted to 237 Class A shares valued at $2,068, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2003, or at any time during the year.

7. Credit & Market Risk
The Fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Social
Awareness Fund

We have audited the accompanying statement of net assets of Delaware Social Awareness Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Social Awareness Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP


Philadelphia, Pennsylvania
January 2, 2004

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During           by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street           Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee             15 Years              Board Chairman -            101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                    President/Director -
                                                                                                                 22 WR Corporation
   August 7, 1937



   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee             10 Years        Founder/Managing Director -       101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During           by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101        Director - Andy
 2005 Market Street                                                     National Gallery of Art                   Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
                                                  August 21, 2003

   Decenber 19, 1999

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof        Senior Vice President     7 Years          Mr. Bishof has served in         101            None
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                      Contact Information
Jude T. Driscoll                             Joseph H. Hastings                       Investment Manager
Chairman                                     Executive Vice President and             Delaware Management Company
Delaware Investments Family of Funds         Chief Financial Officer                  Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                         International Affiliate
Walter P. Babich                                                                      Delaware International Advisers Ltd.
Board Chairman                               Richelle S. Maestro                      London, England
Citadel Construction Corporation             Senior Vice President,
King of Prussia, PA                          Chief Legal Officer and Secretary        National Distributor
                                             Delaware Investments Family of Funds     Delaware Distributors, L.P.
John H. Durham                               Philadelphia, PA                         Philadelphia, PA
Private Investor
Gwynedd Valley, PA                           Michael P. Bishof                        Shareholder Servicing, Dividend
                                             Senior Vice President and Treasurer      Disbursing and Transfer Agent
John A. Fry                                  Delaware Investments Family of Funds     Delaware Service Company, Inc.
President                                    Philadelphia, PA                         2005 Market Street
Franklin & Marshall College                                                           Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                      For Shareholders
Anthony D. Knerr                                                                      800 523-1918
Managing Director
Anthony Knerr & Associates                                                            For Securities Dealers and Financial
New York, NY                                                                          Institutions Representatives Only
                                                                                      800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                 Web site
National Gallery of Art                                                               www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8454)                                                        Printed in the USA
AR-147 [11/03] IVES 1/04                                         J9503 EXP: 1/05

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

--------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:        Delaware Group Equity Funds II

         Jude T. Driscoll
---------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    January 29, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



         Jude T. Driscoll
---------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    January 29, 2004


         Joseph H. Hastings
---------------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    January 27, 2004